UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance:
Davis Opportunity Fund	3
Davis Government Bond Fund	5
Davis Financial Fund	7
Davis Appreciation & Income Fund	9
Davis Real Estate Fund	11

Fund Overview:
Davis Opportunity Fund	13
Davis Government Bond Fund	16
Davis Government Money Market Fund	17
Davis Financial Fund	18
Davis Appreciation & Income Fund	20
Davis Real Estate Fund	22

Expense Example	24

Schedule of Investments:
Davis Opportunity Fund	27
Davis Government Bond Fund	31
Davis Government Money Market Fund	34
Davis Financial Fund	36
Davis Appreciation & Income Fund	38
Davis Real Estate Fund	42

Statements of Assets and Liabilities	45

Statements of Operations	47

Statements of Changes in Net Assets	48

Notes to Financial Statements	50

Financial Highlights	65

Report of Independent Registered Public Accounting Firm	71

Fund Information	72

Privacy Notice and Householding	73

Directors and Officers	74

Prospectus Sticker

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders.  In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually.  In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook.  You may obtain a copy of the current Research Report either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust.  We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2012

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a negative return on net asset value of 3.63% for the year ended December 31, 2011. Over the same time period, the Russell 3000® Index (“Index”) returned 1.03%. While the Index increased little over the year, individual sectors1 within the Index increased by as much as 19% (utilities) or decreased by as much as 13% (financials). The sectors within the Index that turned in the weakest performance over the year were financials, materials, and industrials. The sectors that turned in the strongest performance over the year were utilities, consumer staples, and health care.

Factors Impacting the Fund’s Performance

Material companies were the most important detractor2 from the Fund’s performance on both an absolute basis and relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (down 30% versus down 9% for the Index). Relative performance was also harmed by a higher relative average weighting (8% versus 4% for the Index) in this weaker performing sector. Sino-Forest3 was the single most important detractor from performance. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position.

Energy companies were also an important detractor from both the Fund’s absolute and relative performance. The Fund’s energy companies significantly under-performed the corresponding sector within the Index (down 20% versus up 3% for the Index) and had a lower relative average weighting (5% versus 12% for the Index). Tenaris and Transocean were among the most important detractors from performance. The Fund no longer owns Tenaris or Transocean.

Consumer staple companies made an important contribution to both the Fund’s absolute and relative performance. The Fund’s consumer staple companies under-performed the corresponding sector within the Index (up 12% versus up 14% for the Index), but benefited by having a higher relative average weighting (13% versus 9% for the Index) in this stronger performing sector. CVS Caremark, Kraft Foods, and Coca-Cola were among the most important contributors to performance. The Fund no longer owns Kraft Foods.

Financial companies also made an important contribution to both the Fund’s absolute and relative performance. The Fund’s financial companies out-performed the corresponding sector within the Index (up 2% versus down 13% for the Index). The Fund and the corresponding sector within the Index had about the same relative average weighting (both 15%) in this weaker performing sector. Oaktree was among the most important contributors to performance. Bank of New York Mellon and Charles Schwab were among the most important detractors from performance.

The Fund had more invested in information technology companies than in any other sector over the year. The Fund’s information technology companies under-performed the corresponding sector within the Index (down 1% versus flat for the Index). The Fund had a higher relative average weighting (20% versus 18% for the Index). Google and Bankrate were among the most important contributors to performance. Hewlett-Packard, Youku, and Texas Instruments were among the most important detractors from performance.

The Fund had approximately 10% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the domestic companies held by the Fund.

In 2011 the Fund had a higher than average turnover among its top ten holdings. A new portfolio manager was added, accounting for the one-time increase in the turnover.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, manager risk, common stock risk, under $10 billion market capitalization risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

1     The companies included in the Russell 3000® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on december 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(3.63)%	(2.83)%	4.30%	9.26%	12/01/94	1.02%	1.02%
Class A - with sales charge	(8.22)%	(3.77)%	3.79%	8.95%	12/01/94	1.02%	1.02%
Class B†, **	(8.36)%	(4.04)%	3.72%	10.58%	05/01/84	1.98%	1.98%
Class C**	(5.33)%	(3.58)%	3.49%	4.05%	08/15/97	1.82%	1.82%
Class Y	(3.38)%	(2.52)%	4.64%	4.78%	09/18/97	0.77%	0.77%
Russell 3000® Index***	1.03%	(0.01)%	3.51%	8.32%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

In 2010, Davis Opportunity Fund made a favorable investment in an initial public offering (IPO).  This investment had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund’s Class A shares returned 2.01% on net asset value for the year ended December 31, 2011. Over the same time period, the Citigroup U.S. Treasury/Agency 1-3 Year Index (“Index”) returned 1.52%. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund’s Performance

Mortgage-backed securities out-performed agencies and under-performed treasuries over the year ended December 31, 2011. The Fund benefited1 by being more heavily invested in mortgage-backed securities than the Index. Mortgage-backed securities yielded more than both treasuries and agencies and also benefited as mortgage prices rallied.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: variable current income risk, interest rate sensitivity risk, extension and prepayment risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     A contribution to or detraction from the Fund’s performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	2.01%	3.42%	3.05%	4.21%	12/01/94	0.74%	0.74%
Class A - with sales charge	(2.83)%	2.40%	2.56%	3.91%	12/01/94	0.74%	0.74%
Class B†, **	(2.90)%	2.15%	2.55%	5.36%	05/01/84	1.66%	1.66%
Class C**	0.16%	2.60%	2.27%	2.83%	08/19/97	1.59%	1.59%
Class Y	2.16%	3.48%	3.21%	3.54%	09/01/98	0.60%	0.60%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	1.52%	3.76%	3.37%	4.84%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.  Investments cannot be made directly in the Index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund’s Class A shares delivered a negative return on net asset value of 9.02% for the year ended December 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. The Fund’s financial sector holdings out-performed the corresponding sector1 within the Index, but under-performed the Index as a whole. The Fund had a limited amount of assets invested in other sectors. Of the non-financial holdings, material and energy companies detracted2 from performance while industrial, consumer discretionary, and consumer staple companies contributed to performance.

Factors Impacting the Fund’s Performance

Insurance companies were an important contributor to the Fund’s performance. The Fund’s insurance companies out-performed the corresponding industry group within the Index (up 2% versus down 8% for the Index). Transatlantic Holdings3 and Markel were among the most important contributors to performance. China Life Insurance was among the most important detractors from performance. The Fund no longer owns China Life Insurance.

Banking companies were the most important detractor from the Fund’s performance. The Fund’s banking companies under-performed the corresponding industry group within the Index (down 28% versus down 11% for the Index). State Bank of India, Wells Fargo, and ICICI Bank were among the most important detractors from performance.

Diversified financial companies also detracted from the Fund’s performance. The Fund’s diversified financial companies out-performed the corresponding industry group within the Index (down 5% versus down 27% for the Index). Oaktree, American Express, Visa, Cielo, and Moody’s were among the most important contributors to performance. Goldman Sachs, Bank of New York Mellon, Julius Baer Group, and Brookfield Asset Management were among the most important detractors from performance. The Fund no longer owns Moody’s.

Another important contributor to the Fund’s performance was Iron Mountain. Other important detractors from the Fund’s performance included Sino-Forest and Canadian Natural Resources.  The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position.  The Fund no longer owns Iron Mountain.

The Fund had approximately 19% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the Fund’s domestic holdings.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, financial services risk, focused portfolio risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, interest rate sensitivity risk, credit risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(9.02)%	(5.32)%	1.95%	10.88%	05/01/91	0.91%	0.91%
Class A - with sales charge	(13.34)%	(6.23)%	1.46%	10.62%	05/01/91	0.91%	0.91%
Class B†, **	(13.37)%	(6.59)%	1.32%	9.08%	12/27/94	2.02%	2.02%
Class C**	(10.67)%	(6.15)%	1.06%	3.32%	08/12/97	1.81%	1.81%
Class Y	(8.90)%	(5.20)%	2.10%	5.38%	03/10/97	0.75%	0.75%
S&P 500® Index***	2.11%	(0.25)%	2.92%	8.15%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

In 2009, Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Fund, adding approximately 1% to the Fund’s total return in 2009.  This was a one-time event that is unlikely to be repeated.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund’s Class A shares delivered a negative return on net asset value of 7.45% for the year ended December 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. While the Index increased little over the year, individual sectors1 within the Index increased by as much as 20% (utilities) or decreased by as much as 16% (financials). The sectors within the Index that turned in the strongest performance over the year were utilities, consumer staples, and health care. The sectors within the Index that turned in the weakest performance over the year were financials, materials, and industrials.

Factors Impacting the Fund’s Performance

Analyzing the Fund’s performance based upon asset classes, common and preferred stocks detracted2 from performance while bonds contributed to the Fund’s performance.

The Fund’s common stock holdings were the most important detractor from both absolute performance and from its performance relative to the Index. The Fund’s common stock holdings under-performed the Index (down 11% versus up 2% for the Index). The Fund’s common stock holdings in Whole Foods Market3, Waste Connections, and News Corp. were among the most important contributors to performance. The Fund’s common stock holdings in Bank of America, School Specialty, and Transocean were among the most important detractors from performance.

The Fund’s preferred stock holdings also detracted from both absolute and relative performance. The Fund’s preferred stock holdings under-performed the Index (down 11% versus up 2% for the Index). The Fund’s preferred stock holding in Citigroup was among the most important detractors from performance.

The Fund’s bond holdings contributed to performance and performed in-line with the Index (both up 2%). The Fund’s bond holdings in Valeant Pharmaceuticals and United Rentals were among the most important contributors to performance.

Analyzing the Fund’s performance based upon market sectors, financial and energy companies were the most important detractors from performance while consumer staple companies were the most important contributors to performance.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, manager risk, common stock risk, under $10 billion market capitalization risk, foreign country risk, headline risk, fees and expenses risk, extension and prepayment risk, credit risk, interest rate sensitivity risk, changes in debt rating risk, variable current income risk, overburdened issuers risk, priority risk, and difficult to resell risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(7.45)%	(0.22)%	5.56%	8.01%	05/01/92	0.93%	0.93%
Class A - with sales charge	(11.85)%	(1.18)%	5.04%	7.74%	05/01/92	0.93%	0.93%
Class B†, **	(11.95)%	(1.45)%	4.91%	7.42%	02/03/95	1.84%	1.84%
Class C**	(9.12)%	(1.01)%	4.67%	3.59%	08/12/97	1.74%	1.74%
Class Y	(7.30)%	0.03%	5.80%	6.20%	11/13/96	0.74%	0.74%
S&P 500® Index***	2.11%	(0.25)%	2.92%	7.96%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 9.69% for the year ended December 31, 2011. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 8.56%. Four of the eight sub-industries1 within the Index delivered positive returns. Residential REITs, retail REITs, and specialized REITs delivered the strongest performance while hotels, resorts & cruise lines, real estate operating companies, and industrial REITs delivered the weakest performance.

Factors Impacting the Fund’s Performance

Residential REITs were the most important contributor2 to both the Fund’s absolute performance and to its performance relative to the Index. The Fund’s residential REITs out-performed the corresponding sub-industry within the Index (up 25% versus up 15% for the Index). A lower relative average weighting (14% versus 18% for the Index) detracted from relative performance in this stronger performing sub-industry. Essex Property3 and American Campus were among the most important contributors to performance.

The Fund had more invested in office REITs than in any other sub-industry over the year and they were also an important contributor to absolute performance. The Fund’s office REITs out-performed the corresponding sub-industry within the Index (up 7% versus up 4% for the Index). The Fund’s relative performance was harmed by a higher relative average weighting (30% versus 17% for the Index) in this weaker performing sub-industry. Digital Realty, DuPont Fabros Technology, Coresite Realty, and Douglas Emmett were among the most important contributors to performance. Corporate Office Properties and Brandywine Realty were among the most important detractors from performance. The Fund no longer owns Douglas Emmett.

Industrial REITs made important contributions to both the Fund’s absolute and relative performance. The Fund’s industrial REITs substantially out-performed the corresponding sub-industry within the Index (up 7% versus down 7% for the Index). The Fund also had a higher relative average weighting (7% versus 5% for the Index) in this weaker performing sub-industry.

Real estate operating companies were the most important detractor from both the Fund’s absolute and relative performance. The Fund’s real estate operating companies under-performed the corresponding sub-industry within the Index (down 29% versus down 16% for the Index). Relative performance was also harmed by a higher relative average weighting (5% versus 2% for the Index) in this weaker performing sub-industry. Forest City Enterprises was among the most important detractors from performance.

Another important contributor to the Fund’s performance was Simon Property. Other important detractors from the Fund’s performance included LaSalle Hotel Properties and Crown Castle International. The Fund no longer owns LaSalle Hotel Properties or Crown Castle International.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, real estate portfolio risk, focused portfolio risk, foreign country risk, under $10 billion market capitalization risk, variable current income risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1     The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	9.69%	(4.74)%	8.73%	9.63%	01/03/94	1.08%	1.08%
Class A - with sales charge	4.46%	(5.66)%	8.20%	9.34%	01/03/94	1.08%	1.08%
Class B†, **	4.42%	(5.97)%	8.14%	9.36%	12/27/94	2.19%	2.19%
Class C**	7.80%	(5.50)%	7.90%	6.23%	08/13/97	1.89%	1.89%
Class Y	9.97%	(4.41)%	9.13%	8.76%	11/08/96	0.79%	0.79%
S&P 500® Index***	2.11%	(0.25)%	2.92%	7.71%
Wilshire U.S. Real Estate Securities Index***	8.56%	(2.15)%	10.15%	10.20%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Stock Holdings)
			Fund	Russell 3000®
Common Stock (U.S.)	83.95%	Information Technology	21.23%	18.33%
Common Stock (Foreign)	9.85%	Diversified Financials	10.31%	4.84%
Stock Warrants	1.09%	Capital Goods	9.08%	8.36%
Short-Term Investments	4.83%	Insurance	8.09%	3.69%
Other Assets & Liabilities	0.28%	Health Care	6.13%	11.83%
	100.00%	Food, Beverage & Tobacco	6.11%	5.63%
		Banks	5.82%	3.10%
		Media	5.61%	3.14%
		Food & Staples Retailing	5.46%	2.08%
		Materials	4.49%	4.03%
		Retailing	4.15%	3.90%
		Transportation	3.28%	1.97%
		Commercial & Professional Services	3.12%	0.97%
		Energy	3.07%	11.34%
		Consumer Durables & Apparel	2.53%	1.29%
		Other	1.52%	15.50%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Google Inc., Class A	Software & Services	7.21%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	5.55%
Walt Disney Co.	Media	4.24%
Coca-Cola Co.	Food, Beverage & Tobacco	3.70%
CVS Caremark Corp.	Food & Staples Retailing	3.26%
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	3.19%
Wells Fargo & Co.	Commercial Banks	3.02%
Microsoft Corp.	Software & Services	2.59%
Nielsen Holdings NV	Commercial & Professional Services	2.57%
Sigma-Aldrich Corp.	Materials	2.30%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 1.20% of the Fund’s 12/31/11 total net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
3M Co.	Capital Goods	10/13/11	1.01%
Air Products and Chemicals, Inc.	Materials	03/14/11	–
Automatic Data Processing, Inc.	Software & Services	10/13/11	0.71%
Bankrate Inc.	Software & Services	06/17/11	0.83%
Chubb Corp.	Property & Casualty Insurance	10/13/11	0.85%
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	07/14/11	1.36%
Deere & Co.	Capital Goods	10/13/11	0.81%
Eli Lilly and Co.	Pharmaceuticals, Biotechnology &
	Life Sciences	10/17/11	1.09%
Emerson Electric Co.	Capital Goods	10/13/11	1.15%
Expedia, Inc.	Retailing	03/07/11	0.69%
Exxon Mobil Corp.	Energy	10/13/11	1.77%
FedEx Corp.	Transportation	10/13/11	0.85%
Groupon, Inc.	Retailing	11/03/11	1.19%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/17/11	1.04%
JPMorgan Chase & Co.	Diversified Financial Services	10/13/11	1.09%
Kellogg Co.	Food, Beverage & Tobacco	10/13/11	0.90%
Loews Corp.	Multi-line Insurance	10/13/11	0.65%
Medtronic, Inc.	Health Care Equipment & Services	10/13/11	1.32%
Netflix Inc.	Retailing	10/26/11	1.46%
News Corp., Class A	Media	10/13/11	0.69%
Nielsen Holdings NV	Commercial & Professional Services	01/26/11	2.57%
Oracle Corp.	Software & Services	12/21/11	0.86%
PACCAR Inc.	Capital Goods	10/13/11	2.23%
Pentair, Inc.	Capital Goods	10/13/11	0.62%
Philip Morris International Inc.	Food, Beverage & Tobacco	10/17/11	0.69%
Procter & Gamble Co.	Household & Personal Products	10/13/11	1.19%
RPX Corp.	Commercial & Professional Services	05/04/11	0.39%
Schindler Holding AG - Participation Certificate	Capital Goods	08/02/11	1.79%
Schlumberger Ltd.	Energy	10/13/11	1.14%
Sysco Corp.	Food & Staples Retailing	10/13/11	0.68%
Techne Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	02/15/11	0.31%
Visa Inc., Class A	Diversified Financial Services	06/24/11	0.22%
Wal-Mart Stores, Inc.	Food & Staples Retailing	10/13/11	1.24%
Walt Disney Co.	Media	03/15/11	4.24%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2011

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $2,500,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Activision Blizzard, Inc.	Software & Services	11/08/11	$2,562,386
Air Products and Chemicals, Inc.	Materials	10/11/11	(287,168)
Altera Corp.	Semiconductors & Semiconductor
	Equipment	05/23/11	2,567,865
Baxter International Inc.	Health Care Equipment & Services	11/08/11	1,471,104
Becton, Dickinson and Co.	Health Care Equipment & Services	11/08/11	2,829,389
Clark Holdings, Inc.	Transportation	11/04/11	(7,268,612)
Devon Energy Corp.	Energy	10/12/11	(3,658,049)
H&R Block, Inc.	Consumer Services	06/24/11	(200,678)
Harris Corp.	Technology Hardware & Equipment	10/11/11	590,897
Iron Mountain Inc.	Commercial & Professional Services	07/14/11	2,100,775
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	11/10/11	2,035,135
Lockheed Martin Corp.	Capital Goods	11/08/11	415,241
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	01/11/11	993,589
Merck & Co., Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	11/08/11	10,346,302
Monsanto Co.	Materials	10/11/11	18,061
Nestle S.A.	Food, Beverage & Tobacco	11/09/11	719,724
Occidental Petroleum Corp.	Energy	10/11/11	915,714
Pfizer Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	08/17/11	1,774,941
Shaw Group Inc.	Capital Goods	03/14/11	(3,984,670)
Tenaris S.A., ADR	Energy	10/11/11	216,960
Transocean Ltd.	Energy	10/11/11	1,424,458
Yingde Gases Group Co. Ltd.	Materials	07/12/11	(615,341)
Yum! Brands, Inc.	Consumer Services	10/11/11	8,401,839

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Fixed Income)

Fixed Income	95.38%	Collateralized Mortgage Obligations	57.28%
Short-Term Investments	4.41%	Fannie Mae Mortgage Pools	33.46%
Other Assets & Liabilities	0.21%	Freddie Mac Mortgage Pools	8.33%
	100.00%	Government Agency Notes	0.72%
		Other Agencies	0.21%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/11 Net Assets)

Freddie Mac, 5.76%, 10/01/38, Pool No. 1Q1289	Freddie Mac Mortgage Pools	3.99%
Ginnie Mae, 3.421%, 11/16/35	Collateralized Mortgage Obligations	3.67%
Ginnie Mae, 3.536%, 09/16/35	Collateralized Mortgage Obligations	3.66%
Fannie Mae, 4.00%, 04/25/19	Collateralized Mortgage Obligations	3.51%
Fannie Mae, 5.055%, 11/01/15, Pool No. 387686	Fannie Mae Mortgage Pools	3.35%
Fannie Mae, 2.458%, 09/01/35, Pool No. AL0510	Fannie Mae Mortgage Pools	3.28%
Ginnie Mae, 4.00%, 05/20/33	Collateralized Mortgage Obligations	3.08%
Freddie Mac, 4.00%, 01/15/26	Collateralized Mortgage Obligations	3.04%
Freddie Mac, 4.50%, 05/15/18	Collateralized Mortgage Obligations	2.78%
Fannie Mae, 3.228%, 08/01/35, Pool No. AE0866	Fannie Mae Mortgage Pools	2.75%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2011

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Portfolio Holdings)

Repurchase Agreements	50.79%	0-30 Days	87.99%
Federal Home Loan Bank	19.48%	31-90 Days	3.80%
Fannie Mae	10.37%	91-180 Days	6.33%
Federal Farm Credit Bank	10.27%	181-397 Days	1.88%
Freddie Mac	4.09%		100.00%
Other Agencies	3.99%
Private Export Funding	0.42%
Other Assets & Liabilities	0.59%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.  See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Stock Holdings)
			Fund	S&P 500®
Common Stock (U.S.)	80.87%	Diversified Financials	44.17%	5.25%
Common Stock (Foreign)	19.18%	Insurance	32.91%	3.58%
Other Assets & Liabilities	(0.05)%	Banks	15.96%	2.73%
	100.00%	Food & Staples Retailing	2.77%	2.41%
		Energy	2.25%	12.30%
		Retailing	1.62%	3.73%
		Materials	0.32%	3.50%
		Information Technology	–	19.00%
		Health Care	–	11.85%
		Capital Goods	–	8.18%
		Other	–	27.47%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Transatlantic Holdings, Inc.	Reinsurance	11.02%
American Express Co.	Consumer Finance	9.84%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	9.43%
Wells Fargo & Co.	Commercial Banks	8.48%
Markel Corp.	Property & Casualty Insurance	6.01%
Loews Corp.	Multi-line Insurance	5.98%
Julius Baer Group Ltd.	Capital Markets	5.52%
Bank of New York Mellon Corp.	Capital Markets	5.12%
State Bank of India Ltd., GDR	Commercial Banks	4.59%
Progressive Corp.	Property & Casualty Insurance	4.38%

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
Alleghany Corp.	Property & Casualty Insurance	11/21/11	1.95%
Bed Bath & Beyond Inc.	Retailing	03/17/11	1.62%
CVS Caremark Corp.	Food & Staples Retailing	05/05/11	2.77%
Iron Mountain Inc.	Commercial & Professional Services	02/04/11	–
Sino-Forest Corp.	Materials	06/06/11	0.32%

Positions Closed (01/01/11-12/31/11)
(Gains greater than $10,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
ACE Ltd.	Property & Casualty Insurance	10/04/11	$1,501,746
China Life Insurance Co., Ltd., ADR	Life & Health Insurance	08/11/11	10,725,467
D&B Corp.	Commercial & Professional Services	06/01/11	12,304,288
GAM Holding Ltd.	Capital Markets	08/10/11	4,804,997
Iron Mountain Inc.	Commercial & Professional Services	12/29/11	2,996,208
Moody's Corp.	Diversified Financial Services	03/17/11	6,439,977

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)
			Fund	S&P 500®
Common Stock (U.S.)	51.34%	Capital Goods	12.49%	8.18%
Common Stock (Foreign)	3.10%	Materials	11.69%	3.50%
Convertible Bonds	32.96%	Real Estate	11.39%	2.07%
Preferred Stock	9.44%	Energy	9.99%	12.30%
Corporate Bonds	3.05%	Retailing	9.56%	3.73%
Other Assets & Liabilities	0.11%	Diversified Financials	8.33%	5.25%
	100.00%	Information Technology	7.87%	19.00%
		Food, Beverage & Tobacco	6.67%	6.61%
		Health Care	6.19%	11.85%
		Commercial & Professional Services	5.41%	0.54%
		Utilities	3.81%	3.86%
		Food & Staples Retailing	2.77%	2.41%
		Media	2.70%	3.11%
		Transportation	1.13%	1.97%
		Other	–	15.62%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	Food, Beverage & Tobacco	5.53%
Kohl's Corp.	Retailing	4.60%
Quanta Services, Inc.	Capital Goods	4.20%
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	3.87%
Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	Materials	3.54%
Best Buy Co., Inc., Conv. Sub., 2.25%, 01/15/22	Retailing	3.32%
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	Real Estate	3.26%
Devon Energy Corp.	Energy	3.25%
United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	Materials	3.19%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	3.10%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
Allegheny Technologies, Inc.	Materials	09/22/11	0.80%
Best Buy Co., Inc., Conv. Sub.,
2.25%, 01/15/22	Retailing	04/01/11	3.32%
Forest City Enterprises, Inc., 144A Conv.
Sr. Notes, 4.25%, 08/15/18	Real Estate	07/21/11	1.79%
United States Steel Corp.	Materials	09/22/11	0.78%
Valeant Pharmaceuticals International, Inc.,	Pharmaceuticals, Biotechnology &
144A Sr. Notes, 6.75%, 08/15/21	Life Sciences	02/03/11	0.25%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Avon Products, Inc.	Household & Personal Products	08/09/11	$(3,955,351)
Eastman Kodak Co., Conv. Sr. Notes,
7.00%, 04/01/17	Consumer Durables & Apparel	09/26/11	(1,987,990)
General Motors Co., 4.75%,
Series B, Conv. Pfd.	Automobiles & Components	09/23/11	(288,614)
Intel Corp., Conv. Jr. Sub. Deb.,	Semiconductors & Semiconductor
2.95%, 12/15/35	Equipment	09/09/11	999,640
Janus Capital Group Inc., Conv. Sr. Notes,
3.25% 07/15/14	Capital Markets	09/14/11	(4,875)
Toll Brothers, Inc.	Consumer Durables & Apparel	08/05/11	66,030

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock	84.57%	Office REITs	35.01%	16.15%
Preferred Stock	9.20%	Specialized REITs	17.62%	27.26%
Convertible Bonds	4.52%	Retail REITs	16.48%	24.14%
Short-Term Investments	1.19%	Residential REITs	15.05%	19.17%
Other Assets & Liabilities	0.52%	Industrial REITs	7.85%	4.90%
	100.00%	Real Estate Operating Companies	5.51%	1.59%
		Diversified REITs	2.48%	6.35%
		Hotels, Resorts & Cruise Lines	–	0.44%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Simon Property Group, Inc.	Retail REITs	5.74%
Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	4.91%
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	Office REITs	4.83%
Alexandria Real Estate Equities, Inc.	Office REITs	4.81%
Digital Realty Trust, Inc.	Office REITs	3.67%
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29	Office REITs	3.47%
Ventas, Inc.	Specialized REITs	3.36%
Plum Creek Timber Co., Inc.	Specialized REITs	3.36%
Public Storage	Specialized REITs	3.24%
EastGroup Properties, Inc.	Industrial REITs	3.16%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 2.50% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
AvalonBay Communities, Inc.	Residential REITs	08/03/11	2.59%
BioMed Realty Trust, Inc.	Office REITs	04/07/11	2.42%
Brandywine Realty Trust	Office REITs	01/21/11	2.88%
CBL & Associates Properties, Inc.	Retail REITs	05/25/11	1.38%
CubeSmart	Specialized REITs	04/14/11	0.96%
DDR Corp.	Retail REITs	09/02/11	2.07%
Education Realty Trust, Inc.	Residential REITs	05/19/11	1.65%
Equity Residential	Residential REITs	03/23/11	2.56%
HCP, Inc.	Specialized REITs	08/03/11	2.16%
Host Hotels & Resorts Inc.	Specialized REITs	09/22/11	–
Kimco Realty Corp.	Retail REITs	11/02/11	2.08%
Macerich Co.	Retail REITs	08/31/11	2.77%
Plum Creek Timber Co., Inc.	Specialized REITs	02/01/11	3.36%
Post Properties, Inc.	Residential REITs	04/19/11	2.54%
Prologis, Inc., 6.75%, Series M, Pfd.	Industrial REITs	09/23/11	1.79%
Public Storage	Specialized REITs	03/25/11	3.24%
Rayonier Inc.	Specialized REITs	09/02/11	2.25%
SL Green Realty Corp.	Office REITs	09/02/11	1.49%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $2,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alexander & Baldwin, Inc.	Transportation	04/01/11	$2,051,048
American Tower Corp., Class A	Telecommunication Services	10/07/11	1,725,703
Brookdale Senior Living Inc.	Real Estate Operating Companies	08/03/11	1,083,506
CB Richard Ellis Group, Inc., Class A	Real Estate Services	08/09/11	245,070
Cogdell Spencer, Inc.	Specialized REITs	09/27/11	(8,631,328)
Crown Castle International Corp.	Telecommunication Services	03/21/11	19,712
Douglas Emmett, Inc.	Office REITs	07/20/11	4,517,766
Highwoods Properties, Inc.	Office REITs	01/28/11	320,220
Host Hotels & Resorts Inc.	Specialized REITs	10/14/11	310,945
LaSalle Hotel Properties	Specialized REITs	08/09/11	(200,933)
Regency Centers Corp.	Retail REITs	11/30/11	2,512,202
SBA Communications Corp., Class A	Telecommunication Services	03/16/11	1,376,007
SL Green Realty Corp., 7.625%, Series C,
Pfd.	Office REITs	01/27/11	3,968,098
Taubman Centers, Inc.	Retail REITs	05/25/11	2,499,289
Toll Brothers, Inc.	Homebuilding	10/18/11	1,180,914
UDR, Inc.	Residential REITs	08/09/11	922,845

DAVIS SERIES, INC.	Expense Example

Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11-12/31/11)

Davis Opportunity Fund
Class A (annualized expense ratio 1.04%**)
Actual	$1,000.00	$931.91	$5.06
Hypothetical	$1,000.00	$1,019.96	$5.30
Class B (annualized expense ratio 2.01%**)
Actual	$1,000.00	$927.06	$9.76
Hypothetical	$1,000.00	$1,015.07	$10.21
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$928.20	$8.94
Hypothetical	$1,000.00	$1,015.93	$9.35
Class Y (annualized expense ratio 0.80%**)
Actual	$1,000.00	$933.24	$3.90
Hypothetical	$1,000.00	$1,021.07	$4.08

Davis Government Bond Fund
Class A (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,009.84	$3.70
Hypothetical	$1,000.00	$1,021.53	$3.72
Class B (annualized expense ratio 1.66%**)
Actual	$1,000.00	$1,003.38	$8.38
Hypothetical	$1,000.00	$1,016.84	$8.44
Class C (annualized expense ratio 1.59%**)
Actual	$1,000.00	$1,005.52	$8.04
Hypothetical	$1,000.00	$1,017.19	$8.08
Class Y (annualized expense ratio 0.58%**)
Actual	$1,000.00	$1,010.59	$2.94
Hypothetical	$1,000.00	$1,022.28	$2.96

Davis Government Money Market Fund
Class A, B, C, & Y (annualized expense ratio 0.13%**)
Actual	$1,000.00	$1,000.00	$0.66
Hypothetical	$1,000.00	$1,024.55	$0.66

Davis Financial Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$895.40	$4.44
Hypothetical	$1,000.00	$1,020.52	$4.74
Class B (annualized expense ratio 2.07%**)
Actual	$1,000.00	$889.95	$9.86
Hypothetical	$1,000.00	$1,014.77	$10.51
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$891.38	$8.77
Hypothetical	$1,000.00	$1,015.93	$9.35
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$896.35	$3.58
Hypothetical	$1,000.00	$1,021.42	$3.82

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11-12/31/11)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$880.44	$4.46
Hypothetical	$1,000.00	$1,020.47	$4.79
Class B (annualized expense ratio 1.86%**)
Actual	$1,000.00	$876.14	$8.80
Hypothetical	$1,000.00	$1,015.83	$9.45
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$876.91	$8.28
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$881.05	$3.56
Hypothetical	$1,000.00	$1,021.42	$3.82

Davis Real Estate Fund
Class A (annualized expense ratio 1.08%**)
Actual	$1,000.00	$996.25	$5.43
Hypothetical	$1,000.00	$1,019.76	$5.50
Class B (annualized expense ratio 2.19%**)
Actual	$1,000.00	$989.71	$10.98
Hypothetical	$1,000.00	$1,014.17	$11.12
Class C (annualized expense ratio 1.88%**)
Actual	$1,000.00	$991.65	$9.44
Hypothetical	$1,000.00	$1,015.73	$9.55
Class Y (annualized expense ratio 0.79%**)
Actual	$1,000.00	$997.34	$3.98
Hypothetical	$1,000.00	$1,021.22	$4.02

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (93.80%)
CONSUMER DISCRETIONARY – (11.66%)
Consumer Durables & Apparel – (2.40%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	136,300	$6,894,084
Hunter Douglas NV (Netherlands)	140,979	5,295,051
		12,189,135
Media – (5.32%)
Grupo Televisa S.A., ADR (Mexico)	93,160	1,961,950
News Corp., Class A	197,100	3,517,249
Walt Disney Co.	574,110	21,529,125
		27,008,324
Retailing – (3.94%)
Expedia, Inc.	120,360	3,491,042
Groupon, Inc. *	293,800	6,044,935
Netflix Inc. *	106,800	7,400,706
TripAdvisor Inc. *	120,360	3,034,877
		19,971,560
	Total Consumer Discretionary	59,169,019
CONSUMER STAPLES – (12.17%)
Food & Staples Retailing – (5.18%)
CVS Caremark Corp.	405,780	16,547,708
Sysco Corp.	117,600	3,449,208
Wal-Mart Stores, Inc.	105,000	6,274,800
		26,271,716
Food, Beverage & Tobacco – (5.80%)
Coca-Cola Co.	268,490	18,786,245
Heineken Holding NV (Netherlands)	63,065	2,580,885
Kellogg Co.	90,000	4,551,300
Philip Morris International Inc.	44,700	3,508,056
		29,426,486
Household & Personal Products – (1.19%)
Procter & Gamble Co.	90,800	6,057,268
	Total Consumer Staples	61,755,470
ENERGY – (2.91%)
Exxon Mobil Corp.	105,900	8,976,084
Schlumberger Ltd.	85,000	5,806,350
	Total Energy	14,782,434
FINANCIALS – (21.90%)
Banks – (4.43%)
Commercial Banks – (4.43%)
Banco Santander Brasil S.A., ADS (Brazil)	162,040	1,319,006
U.S. Bancorp	217,220	5,875,801
Wells Fargo & Co.	555,860	15,319,501
		22,514,308
Diversified Financials – (9.79%)
Capital Markets – (2.93%)
Bank of New York Mellon Corp.	325,610	6,482,895
Charles Schwab Corp.	743,300	8,369,558
		14,852,453

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (6.86%)
JPMorgan Chase & Co.	166,200	$5,526,150
Oaktree Capital Group LLC, Class A (a)	626,590	28,196,550
Visa Inc., Class A	10,800	1,096,524
		34,819,224
		49,671,677
Insurance – (7.68%)
Multi-line Insurance – (0.65%)
Loews Corp.	87,900	3,309,435
Property & Casualty Insurance – (5.93%)
Berkshire Hathaway Inc., Class B *	212,331	16,200,856
Chubb Corp.	62,100	4,298,562
Markel Corp. *	23,157	9,602,513
		30,101,931
Reinsurance – (1.10%)
Transatlantic Holdings, Inc.	101,645	5,563,031
		38,974,397
	Total Financials	111,160,382
HEALTH CARE – (5.81%)
Health Care Equipment & Services – (2.77%)
IDEXX Laboratories, Inc. *	96,010	7,388,450
Medtronic, Inc.	175,000	6,693,750
		14,082,200
Pharmaceuticals, Biotechnology & Life Sciences – (3.04%)
Agilent Technologies, Inc. *	55,134	1,925,831
Eli Lilly and Co.	133,600	5,552,416
Johnson & Johnson	97,300	6,380,934
Techne Corp.	22,990	1,569,412
		15,428,593
	Total Health Care	29,510,793
INDUSTRIALS – (14.69%)
Capital Goods – (8.62%)
3M Co.	62,800	5,132,644
ABB Ltd., ADR (Switzerland)	74,620	1,405,095
Blount International, Inc. *	253,378	3,679,049
Deere & Co.	53,200	4,115,020
Emerson Electric Co.	125,000	5,823,750
PACCAR Inc.	302,000	11,317,450
Pentair, Inc.	95,000	3,162,550
Schindler Holding AG - Participation Certificate (Switzerland)	78,000	9,084,637
		43,720,195
Commercial & Professional Services – (2.96%)
Nielsen Holdings NV *	438,820	13,028,565
RPX Corp. *	156,640	1,980,713
		15,009,278
Transportation – (3.11%)
FedEx Corp.	51,800	4,325,818

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (Continued)
Kuehne & Nagel International AG (Switzerland)	102,176	$11,476,172
		15,801,990
	Total Industrials	74,531,463
INFORMATION TECHNOLOGY – (20.15%)
Semiconductors & Semiconductor Equipment – (3.03%)
Intel Corp.	218,210	5,292,684
Texas Instruments Inc.	345,930	10,070,022
		15,362,706
Software & Services – (14.98%)
Automatic Data Processing, Inc.	66,300	3,579,537
Bankrate Inc. *	196,760	4,230,340
Google Inc., Class A *	56,683	36,610,700
International Business Machines Corp.	32,914	6,052,226
Microsoft Corp.	505,360	13,121,672
Oracle Corp.	170,000	4,357,950
SAP AG, ADR (Germany)	68,511	3,627,658
Youku Inc., ADR (China)*	282,120	4,420,820
		76,000,903
Technology Hardware & Equipment – (2.14%)
Hewlett-Packard Co.	422,464	10,882,672
	Total Information Technology	102,246,281
MATERIALS – (4.26%)
Sherwin-Williams Co.	104,300	9,310,861
Sigma-Aldrich Corp.	186,500	11,651,588
Sino-Forest Corp. (Canada)*	960,530	662,766
	Total Materials	21,625,215
TELECOMMUNICATION SERVICES – (0.25%)
America Movil SAB de C.V., Series L, ADR (Mexico)	55,540	1,255,204
	Total Telecommunication Services	1,255,204
TOTAL COMMON STOCK – (Identified cost $435,116,354)		476,036,261
STOCK WARRANTS – (1.09%)
FINANCIALS – (1.09%)
Banks – (1.09%)
Commercial Banks – (1.09%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	642,600	5,513,508
TOTAL STOCK WARRANTS – (Identified cost $4,982,367)		5,513,508

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2011

Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (4.83%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $6,096,027 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $6,217,920)	$6,096,000	$6,096,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $18,415,102 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $18,783,300)	18,415,000	18,415,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $24,511,000)	24,511,000
Total Investments – (99.72%) – (Identified cost $464,609,721) – (b)	506,060,769
Other Assets Less Liabilities – (0.28%)	1,437,079
Net Assets – (100.00%)	$507,497,848

ADR: American Depositary Receipt
ADS: American Depositary Share
*	Non-Income producing security.
(a)	Restricted Security – See Note 8 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $472,484,377. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
Unrealized appreciation	$70,846,803
Unrealized depreciation	(37,270,411)
Net unrealized appreciation	$33,576,392

Affiliated Company represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2011.  The Fund did not hold any affiliated companies as of December 31, 2011.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2010	Gross Additions	Gross Reductions	Shares December 31, 2011	Dividend Income
Clark Holdings, Inc. (1)	958,000	–	958,000	–	$–

(1) Not an affiliate as of December 31, 2011.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2011

	Principal	Value (Note 1)
GOVERNMENT AGENCY NOTES – (0.69%)
Fannie Mae, 4.00%, 01/28/13	$400,000	$416,502
Federal Home Loan Bank, 5.30%, 06/15/12	626,032	635,631
TOTAL GOVERNMENT AGENCY NOTES – (Identified cost $1,030,832)		1,052,133
MORTGAGES – (94.49%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (54.63%)
Fannie Mae, 4.50%, 01/25/14	141,301	145,536
Fannie Mae, 4.00%, 09/25/17	267,344	269,546
Fannie Mae, 4.00%, 01/25/19	928,210	972,777
Fannie Mae, 4.00%, 02/25/19	1,800,000	1,892,498
Fannie Mae, 4.00%, 04/25/19	5,000,000	5,350,380
Fannie Mae, 4.00%, 07/25/23	2,379,180	2,479,175
Fannie Mae, 4.00%, 11/25/23	1,803,632	1,880,531
Fannie Mae, 0.4936%, 02/25/37 (a)	217,172	214,371
Fannie Mae, 0.5436%, 03/25/37 (a)	1,655,513	1,649,769
Fannie Mae, 0.7936%, 06/25/38 (a)	841,642	845,391
Freddie Mac, 4.00%, 01/15/17	233,235	236,036
Freddie Mac, 3.50%, 01/15/18	307,867	317,815
Freddie Mac, 5.00%, 01/15/18	128,291	129,056
Freddie Mac, 4.50%, 05/15/18	4,000,000	4,244,964
Freddie Mac, 4.00%, 06/15/18	759,607	768,510
Freddie Mac, 4.50%, 07/15/18	1,251,357	1,326,377
Freddie Mac, 4.00%, 10/15/18	2,875,000	3,071,152
Freddie Mac, 5.00%, 05/15/19	153,854	155,990
Freddie Mac, 5.00%, 12/15/22	125,102	125,656
Freddie Mac, 4.50%, 09/15/23	2,207,592	2,334,979
Freddie Mac, 1.3625%, 03/15/24 (a)	3,061,184	3,115,594
Freddie Mac, 3.50%, 07/15/24	2,620,713	2,741,127
Freddie Mac, 4.00%, 01/15/26	4,360,715	4,633,834
Freddie Mac, 4.00%, 01/15/28	3,930,253	4,109,895
Freddie Mac, 4.50%, 06/15/29	820,867	824,338
Freddie Mac, 4.50%, 04/15/32	2,500,000	2,631,178
Freddie Mac, 6.00%, 01/15/33	393,139	403,812
Freddie Mac, 4.25%, 06/15/33	231,823	234,744
Freddie Mac, 5.00%, 01/15/34	3,499,473	3,610,009
Freddie Mac, 4.50%, 08/15/36	2,637,577	2,826,023
Freddie Mac, 0.6783%, 11/15/37 (a)	3,677,973	3,690,456
Freddie Mac Reference REMIC, 5.125%, 06/15/18	1,291,398	1,317,367
Ginnie Mae, 4.50%, 10/20/20	822,594	833,663
Ginnie Mae, 4.00%, 11/20/30	2,204,432	2,234,955
Ginnie Mae, 5.00%, 02/16/32	1,870,790	1,897,674
Ginnie Mae, 5.00%, 08/20/32	203,613	204,518
Ginnie Mae, 4.00%, 05/20/33	4,408,324	4,697,060
Ginnie Mae, 3.536%, 09/16/35	5,350,441	5,577,876
Ginnie Mae, 3.421%, 11/16/35	5,390,864	5,601,487
Ginnie Mae, 6.148%, 04/20/37 (a)	3,264,022	3,708,136
	Total Collateralized Mortgage Obligations	83,304,255

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2011

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FANNIE MAE POOLS – (31.92%)
4.563%, 01/01/15, Pool No. 725788	$1,108,283	$1,180,526
5.055%, 11/01/15, Pool No. 387686	4,613,480	5,107,048
6.00%, 09/01/17, Pool No. 665776	1,341,834	1,464,445
5.00%, 03/01/18, Pool No. 357369	558,342	601,858
4.50%, 08/01/18, Pool No. 254833	1,110,792	1,198,199
4.00%, 01/01/19, Pool No. 976841	829,910	879,860
3.50%, 09/01/20, Pool No. MA0521	1,903,327	2,006,939
0.715%, 11/01/20, Pool No. 466582 (b)	4,085,000	4,091,373
3.00%, 12/01/20, Pool No. MA0605	3,976,520	4,147,929
4.00%, 07/01/25, Pool No. AD7151	2,503,889	2,642,855
6.50%, 07/01/32, Pool No. 635069	124,564	140,676
1.85%, 10/01/32, Pool No. 648917 (b)	1,035,143	1,067,523
4.835%, 05/01/35, Pool No. 826242 (b)	644,661	690,356
3.228%, 08/01/35, Pool No. AE0866 (b)	3,960,821	4,197,737
2.458%, 09/01/35, Pool No. AL0510 (b)	4,686,496	5,008,509
2.893%, 11/01/35, Pool No. AL0130 (b)	3,403,284	3,604,691
4.945%, 01/01/36, Pool No. 848973 (b)	692,265	743,781
5.615%, 04/01/36, Pool No. 851605 (b)	749,750	810,127
2.469%, 11/01/36, Pool No. AE0870 (b)	1,745,530	1,853,699
6.50%, 09/01/37, Pool No. AA0924	1,956,150	2,242,569
2.628%, 03/01/39, Pool No. AE0362 (b)	2,908,746	3,016,026
2.763%, 01/01/40, Pool No. AD0881 (b)	1,865,432	1,965,611
	Total Fannie Mae Pools	48,662,337
FREDDIE MAC POOLS – (7.94%)
5.00%, 03/01/12, Pool No. M80963	295,225	296,537
3.50%, 04/01/12, Pool No. M80974	113,447	114,093
5.00%, 05/01/12, Pool No. M80971	463,081	467,746
4.00%, 12/01/12, Pool No. M81008	283,588	289,044
5.50%, 12/01/18, Pool No. G11684	767,793	832,192
5.50%, 06/01/22, Pool No. G12688	503,916	546,497
4.00%, 05/01/24, Pool No. J09596	2,151,046	2,262,900
2.586%, 12/01/34, Pool No. 1H1238 (b)	347,229	367,253
2.57%, 04/01/36, Pool No. 848422 (b)	800,941	849,766
5.76%, 10/01/38, Pool No. 1Q1289 (b)	5,604,786	6,088,057
	Total Freddie Mac Pools	12,114,085
TOTAL MORTGAGES – (Identified cost $142,786,070)		144,080,677
OTHER AGENCIES – (0.20%)
Housing Urban Development, 6.00%, 08/01/20	300,000	308,500
TOTAL OTHER AGENCIES – (Identified cost $306,909)		308,500
SHORT-TERM INVESTMENTS – (4.41%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $1,671,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $1,704,420)	1,671,000	1,671,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2011

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $5,047,028 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $5,147,940)	$5,047,000	$5,047,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $6,718,000)	6,718,000
	Total Investments – (99.79%) – (Identified cost $150,841,811) – (c)	152,159,310
	Other Assets Less Liabilities – (0.21%)	314,747
	Net Assets – (100.00%)	$152,474,057

(a)
The interest rates on floating rate securities, shown as of December 31, 2011, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2011, may change daily or less frequently and are based on indices of market interest rates.
(c)	Aggregate cost for federal income tax purposes is $150,841,811. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$1,804,571
	Unrealized depreciation	(487,072)
	Net unrealized appreciation	$1,317,499

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2011

	Principal	Value (Note 1)
FANNIE MAE – (10.37%)
6.125%, 03/15/12	$4,805,000	$4,863,310
1.00%, 04/04/12	4,500,000	4,509,421
0.2836%, 07/26/12 (a)	4,250,000	4,250,731
0.27%, 09/13/12 (a)	9,000,000	9,008,289
0.3146%, 10/18/12 (a)	2,300,000	2,302,069
TOTAL FANNIE MAE – (Identified cost $24,933,820)		24,933,820
FEDERAL FARM CREDIT BANK – (10.27%)
2.00%, 01/17/12	500,000	500,391
0.1806%, 02/22/12 (a)	1,140,000	1,139,885
0.09%, 04/20/12 (a)	4,500,000	4,500,000
0.28%, 06/21/12 (a)	750,000	750,500
0.125%, 07/27/12 (a)	9,000,000	9,000,000
0.155%, 10/19/12 (a)	3,800,000	3,799,697
0.115%, 01/28/13 (a)	5,000,000	4,994,099
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $24,684,572)		24,684,572
FEDERAL HOME LOAN BANK – (19.48%)
2.10%, 01/26/12	500,000	500,646
0.25%, 02/08/12	3,205,000	3,205,634
0.19%, 02/28/12 (a)	6,625,000	6,625,996
0.195%, 03/23/12 (a)	4,500,000	4,501,076
0.25%, 06/21/12	1,000,000	1,000,648
0.09%, 06/22/12 (a)	13,000,000	12,999,040
0.095%, 07/02/12 (a)	4,500,000	4,500,000
0.09%, 07/18/12 (a)	9,000,000	9,000,000
0.30%, 01/11/13	4,500,000	4,500,000
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $46,833,040)		46,833,040
FREDDIE MAC – (4.09%)
0.2363%, 02/10/12 (a)	3,700,000	3,700,022
0.2563%, 05/11/12 (a)	4,500,000	4,500,503
0.24%, 01/24/13 (a)	1,640,000	1,641,059
TOTAL FREDDIE MAC – (Identified cost $9,841,584)		9,841,584
OTHER AGENCIES – (3.99%)
AID - Israel, 0.3489%, 05/15/12 (Israel) (b)	4,500,000	4,494,222
FICO Strip, 0.3247%, 03/26/12 (b)	1,000,000	999,246
Tennessee Valley Authority, 6.79%, 05/23/12	4,000,000	4,104,042
TOTAL OTHER AGENCIES – (Identified cost $9,597,510)		9,597,510
PRIVATE EXPORT FUNDING – (0.42%)
5.685%, 05/15/12	1,000,000	1,020,590
TOTAL PRIVATE EXPORT FUNDING – (Identified cost $1,020,590)		1,020,590

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2011

	Principal	Value (Note 1)
REPURCHASE AGREEMENTS – (50.79%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $30,367,135 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $30,974,340)	$30,367,000	$30,367,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $91,733,510 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $93,567,660)	91,733,000	91,733,000
	TOTAL REPURCHASE AGREEMENTS – (Identified cost $122,100,000)	122,100,000
	Total Investments – (99.41%) – (Identified cost $239,011,116) – (c)	239,011,116
	Other Assets Less Liabilities – (0.59%)	1,413,107
	Net Assets – (100.00%)	$240,424,223

(a)
The interest rates on floating rate securities, shown as of December 31, 2011, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.
(c)	Aggregate cost for federal income tax purposes is $239,011,116.
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (100.05%)
CONSUMER DISCRETIONARY – (1.62%)
Retailing – (1.62%)
Bed Bath & Beyond Inc. *	130,000	$7,536,750
	Total Consumer Discretionary	7,536,750
CONSUMER STAPLES – (2.77%)
Food & Staples Retailing – (2.77%)
CVS Caremark Corp.	315,500	12,866,090
	Total Consumer Staples	12,866,090
ENERGY – (2.25%)
Canadian Natural Resources Ltd. (Canada)	278,990	10,425,856
	Total Energy	10,425,856
FINANCIALS – (93.09%)
Banks – (15.97%)
Commercial Banks – (15.97%)
Banco Santander Brasil S.A., ADS (Brazil)	139,900	1,138,786
ICICI Bank Ltd., ADR (India)	121,697	3,216,452
SKBHC Holdings LLC *(a)	1,604	6,346,136
State Bank of India Ltd., GDR (India)	332,813	21,300,032
U.S. Bancorp	101,671	2,750,200
Wells Fargo & Co.	1,427,319	39,336,912
		74,088,518
Diversified Financials – (44.19%)
Capital Markets – (19.60%)
Ameriprise Financial, Inc.	131,154	6,510,485
Bank of New York Mellon Corp.	1,193,374	23,760,076
Brookfield Asset Management Inc., Class A (Canada)	680,090	18,688,873
Charles Schwab Corp.	125,998	1,418,737
Goldman Sachs Group, Inc.	138,492	12,523,832
Julius Baer Group Ltd. (Switzerland)	655,068	25,622,483
T. Rowe Price Group Inc.	41,530	2,364,303
		90,888,789
Consumer Finance – (10.16%)
American Express Co. (b)	967,182	45,621,975
First Marblehead Corp. *	1,305,032	1,526,887
		47,148,862
Diversified Financial Services – (14.43%)
Bank of America Corp.	121,264	674,228
Cielo S.A. (Brazil)	196,920	5,088,618
Oaktree Capital Group LLC, Class A (a)	972,000	43,740,000
RHJ International (Belgium)*	47,264	214,712
RHJ International, 144A (Belgium)*(a)(c)	396,550	1,806,880
Visa Inc., Class A	151,737	15,405,857
		66,930,295
		204,967,946
Insurance – (32.93%)
Multi-line Insurance – (5.98%)
Loews Corp. (b)	736,245	27,719,624
Property & Casualty Insurance – (12.34%)
Alleghany Corp. *	31,700	9,043,693

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (Continued)
Markel Corp. *	67,186	$27,860,019
Progressive Corp.	1,041,565	20,320,933
		57,224,645
Reinsurance – (14.61%)
Everest Re Group, Ltd.	197,972	16,647,466
Transatlantic Holdings, Inc.	934,296	51,134,020
		67,781,486
		152,725,755
	Total Financials	431,782,219
MATERIALS – (0.32%)
Sino-Forest Corp. (Canada)*	2,123,000	1,464,871
	Total Materials	1,464,871
	TOTAL COMMON STOCK – (Identified cost $372,131,515)	464,075,786
	Total Investments – (100.05%) – (Identified cost $372,131,515) – (d)	464,075,786
	Liabilities Less Other Assets – (0.05%)	(242,710)
	Net Assets – (100.00%)	$463,833,076

ADR: American Depositary Receipt
ADS: American Depositary Share
GDR: Global Depositary Receipt
*	Non-Income producing security.
(a)	Restricted Security – See Note 8 of the Notes to Financial Statements.
(b)	A portion of these securities is pledged to cover unfunded capital commitments at December 31, 2011.
(c)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $1,806,880 or 0.39% of the Fund's net assets as of December 31, 2011.

(d)	Aggregate cost for federal income tax purposes is $377,474,268. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$162,618,582
	Unrealized depreciation	(76,017,064)
	Net unrealized appreciation	$86,601,518

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (54.44%)
CONSUMER DISCRETIONARY – (8.18%)
Media – (2.70%)
News Corp., Class A	571,300	$10,194,848
Retailing – (5.48%)
Amazon.com, Inc. *	19,113	3,309,512
Kohl's Corp.	351,800	17,361,330
		20,670,842
	Total Consumer Discretionary	30,865,690
CONSUMER STAPLES – (3.90%)
Food & Staples Retailing – (2.77%)
Whole Foods Market, Inc.	150,000	10,437,750
Food, Beverage & Tobacco – (1.13%)
Tyson Foods, Inc., Class A	207,200	4,276,608
	Total Consumer Staples	14,714,358
ENERGY – (8.78%)
Devon Energy Corp.	198,100	12,282,200
Nabors Industries Ltd. *	656,900	11,390,646
Transocean Ltd.	246,431	9,460,486
	Total Energy	33,133,332
FINANCIALS – (5.81%)
Diversified Financials – (4.45%)
Consumer Finance – (2.75%)
ADFITECH, Inc. *	266,000	751,450
American Express Co.	204,000	9,622,680
		10,374,130

Diversified Financial Services – (1.70%)
Bank of America Corp.	990,876	5,509,270
Citigroup Inc.	35,186	925,744
		6,435,014
		16,809,144
Real Estate – (1.36%)
Forest City Enterprises, Inc., Class A *	432,400	5,110,968
	Total Financials	21,920,112
HEALTH CARE – (5.92%)
Health Care Equipment & Services – (2.82%)
Universal Health Services, Inc., Class B	274,500	10,667,070
Pharmaceuticals, Biotechnology & Life Sciences – (3.10%)
Valeant Pharmaceuticals International, Inc. (Canada)*	250,546	11,697,993
	Total Health Care	22,365,063
INDUSTRIALS – (11.19%)
Capital Goods – (7.88%)
General Electric Co.	465,200	8,331,732
Masco Corp.	529,500	5,549,160
Quanta Services, Inc. *	735,790	15,848,917
		29,729,809
Commercial & Professional Services – (3.31%)
School Specialty, Inc. *	575,363	1,444,161

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (Continued)
Waste Connections, Inc.	333,750	$11,060,475
		12,504,636
	Total Industrials	42,234,445
INFORMATION TECHNOLOGY – (3.98%)
Semiconductors & Semiconductor Equipment – (3.98%)
Fairchild Semiconductor International, Inc. *	481,897	5,802,040
Intel Corp.	147,300	3,572,761
International Rectifier Corp. *	292,100	5,672,582
		15,047,383
	Total Information Technology	15,047,383
MATERIALS – (4.95%)
Allegheny Technologies, Inc.	63,100	3,016,180
Freeport-McMoRan Copper & Gold Inc.	195,482	7,191,783
Sealed Air Corp.	323,000	5,558,830
United States Steel Corp.	110,700	2,929,122
	Total Materials	18,695,915
UTILITIES – (1.73%)
AES Corp. *	551,700	6,532,128
	Total Utilities	6,532,128
TOTAL COMMON STOCK – (Identified cost $227,695,553)		205,508,426
PREFERRED STOCK – (9.44%)
FINANCIALS – (5.41%)
Diversified Financials – (3.69%)
Diversified Financial Services – (3.69%)
Citigroup Capital XII, 8.50%, TRUPS	113,800	2,873,450
Citigroup Inc., 7.50%, Conv. Pfd., T-DECS	136,000	11,070,400
		13,943,850
Real Estate – (1.72%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	274,010	6,490,612
	Total Financials	20,434,462
INDUSTRIALS – (1.96%)
Capital Goods – (0.83%)
United Rentals Trust I, 6.50%, Conv. Pfd.	65,913	3,114,389
Transportation – (1.13%)
Continental Airlines Finance Trust II, 6.00%, Cum. Conv. Pfd.	153,200	4,270,450
	Total Industrials	7,384,839
UTILITIES – (2.07%)
AES Trust III, 6.75%, Conv. Pfd.	158,738	7,827,768
	Total Utilities	7,827,768
TOTAL PREFERRED STOCK – (Identified cost $35,568,907)		35,647,069
CONVERTIBLE BONDS – (32.96%)
CONSUMER DISCRETIONARY – (3.32%)
Retailing – (3.32%)
Best Buy Co., Inc., Conv. Sub., 2.25%, 01/15/22	$12,495,000	12,526,238
	Total Consumer Discretionary	12,526,238

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2011

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
CONSUMER STAPLES – (5.53%)
Food, Beverage & Tobacco – (5.53%)
Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	$15,672,000	$20,863,350
	Total Consumer Staples	20,863,350
ENERGY – (1.20%)
Transocean Inc., Conv. Sr. Notes, 1.50%, 12/15/37	4,575,000	4,517,813
	Total Energy	4,517,813
FINANCIALS – (7.97%)
Real Estate – (7.97%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	6,650,000	11,034,844
Forest City Enterprises, Inc., 144A Conv. Sr. Notes, 4.25%, 08/15/18 (a)	7,720,000	6,774,300
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	12,130,000	12,296,787
		30,105,931
	Total Financials	30,105,931
INDUSTRIALS – (4.34%)
Capital Goods – (2.25%)
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	3,075,000	8,471,625
Commercial & Professional Services – (2.09%)
School Specialty, Inc., Conv. Sub. Deb., 3.75%, 11/30/26	10,900,000	7,902,500
	Total Industrials	16,374,125
INFORMATION TECHNOLOGY – (3.87%)
Semiconductors & Semiconductor Equipment – (3.87%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	11,635,000	14,631,012
	Total Information Technology	14,631,012
MATERIALS – (6.73%)
Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	9,527,000	13,373,526
United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	10,816,000	12,019,280
	Total Materials	25,392,806
TOTAL CONVERTIBLE BONDS – (Identified cost $116,262,437)		124,411,275
CORPORATE BONDS – (3.05%)
CONSUMER DISCRETIONARY – (0.76%)
Retailing – (0.76%)
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	2,400,000	2,863,287
	Total Consumer Discretionary	2,863,287
FINANCIALS – (0.51%)
Diversified Financials – (0.18%)
Consumer Finance – (0.18%)
ADFITECH, Inc., Sr. Bond, 8.00%, 03/15/20	1,040,991	663,898
Real Estate – (0.33%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	13,300,000	1,250,200
	Total Financials	1,914,098
HEALTH CARE – (0.25%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.25%)
Valeant Pharmaceuticals International, Inc., 144A Sr. Notes, 6.75%, 08/15/21 (a)	1,000,000	970,000
	Total Health Care	970,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2011

Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
INDUSTRIALS – (1.53%)
Capital Goods – (1.53%)
Masco Corp., Sr. Notes, 6.125%, 10/03/16	$5,615,500	$5,768,539
Total Industrials	5,768,539
TOTAL CORPORATE BONDS – (Identified cost $19,959,741)	11,515,924
Total Investments – (99.89%) – (Identified cost $399,486,638) – (c)	377,082,694
Other Assets Less Liabilities – (0.11%)	429,360
Net Assets – (100.00%)	$377,512,054

T-DECS: Tangible Dividend Enhanced Common Stock
TRUPS: Trust Preferred Securities
*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $18,779,144 or 4.97% of the Fund's net assets as of December 31, 2011.

(b)	This security is in default. See Note 1 of the Notes to Financial Statements.
(c)	Aggregate cost for federal income tax purposes is $399,534,617. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
Unrealized appreciation	$57,358,313
Unrealized depreciation	(79,810,236)
Net unrealized depreciation	$(22,451,923)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (84.57%)
FINANCIALS – (84.57%)
Real Estate – (84.57%)
Real Estate Investment Trusts (REITs) – (79.66%)
Diversified REITs – (2.43%)
Vornado Realty Trust	72,814	$5,596,484
Industrial REITs – (5.92%)
DCT Industrial Trust Inc.	1,238,900	6,343,168
EastGroup Properties, Inc.	167,300	7,274,204
		13,617,372
Office REITs – (24.17%)
Alexandria Real Estate Equities, Inc.	160,413	11,063,685
BioMed Realty Trust, Inc.	308,200	5,572,256
Boston Properties, Inc.	66,400	6,613,440
Brandywine Realty Trust	697,800	6,629,100
Coresite Realty Corp.	382,300	6,812,586
Corporate Office Properties Trust	152,038	3,232,328
Digital Realty Trust, Inc.	126,500	8,433,755
DuPont Fabros Technology Inc.	157,500	3,814,650
SL Green Realty Corp.	51,500	3,431,960
		55,603,760
Residential REITs – (14.80%)
American Campus Communities, Inc.	167,600	7,032,496
AvalonBay Communities, Inc.	45,700	5,968,420
Education Realty Trust, Inc.	370,000	3,785,100
Equity Residential	103,200	5,885,496
Essex Property Trust, Inc.	39,300	5,522,043
Post Properties, Inc.	133,600	5,840,992
		34,034,547
Retail REITs – (15.03%)
CBL & Associates Properties, Inc.	202,500	3,179,250
DDR Corp.	391,000	4,758,470
Federal Realty Investment Trust	25,000	2,268,750
Kimco Realty Corp.	294,000	4,774,560
Macerich Co.	126,000	6,375,600
Simon Property Group, Inc.	102,482	13,214,029
		34,570,659
Specialized REITs – (17.31%)
CubeSmart	208,500	2,218,440
Entertainment Properties Trust	104,000	4,545,840
HCP, Inc.	120,000	4,971,600
Plum Creek Timber Co., Inc.	211,500	7,732,440
Public Storage	55,400	7,449,084
Rayonier Inc.	116,000	5,177,080
Ventas, Inc.	140,300	7,734,739
		39,829,223
		183,252,045

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Management & Development – (4.91%)
Real Estate Operating Companies – (4.91%)
Forest City Enterprises, Inc., Class A *	955,154	$11,289,920
	Total Financials	194,541,965
TOTAL COMMON STOCK – (Identified cost $170,557,838)		194,541,965
PREFERRED STOCK – (9.20%)
FINANCIALS – (9.20%)
Real Estate – (9.20%)
Real Estate Investment Trusts (REITs) – (9.20%)
Industrial REITs – (1.79%)
Prologis, Inc., 6.75%, Series M	171,000	4,125,375
Office REITs – (6.23%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	468,943	11,108,087
Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	79,500	3,229,688
		14,337,775
Retail REITs – (1.18%)
CBL & Associates Properties, Inc., 7.375%, Series D	114,160	2,700,169
	Total Financials	21,163,319
TOTAL PREFERRED STOCK – (Identified cost $10,254,696)		21,163,319
CONVERTIBLE BONDS – (4.52%)
FINANCIALS – (4.52%)
Real Estate – (4.52%)
Real Estate Investment Trusts (REITs) – (4.01%)
Office REITs – (4.01%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$4,815,000	7,989,891
SL Green Operating Partnership L.P., 144A Conv. Sr. Notes, 3.00%, 03/30/27 (a)	1,230,000	1,228,462
		9,218,353
Real Estate Management & Development – (0.51%)
Real Estate Operating Companies – (0.51%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	1,040,000	1,171,300
	Total Financials	10,389,653
TOTAL CONVERTIBLE BONDS – (Identified cost $7,068,721)		10,389,653
SHORT-TERM INVESTMENTS – (1.19%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $684,003 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $697,680)	684,000	684,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $2,065,011 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $2,106,300)	2,065,000	2,065,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,749,000)		2,749,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2011

	Total Investments – (99.48%) – (Identified cost $190,630,255) – (b)	$228,843,937
	Other Assets Less Liabilities – (0.52%)	1,191,006
	Net Assets – (100.00%)	$230,034,943

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $9,218,353 or 4.01% of the Fund's net assets as of December 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $203,549,732. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$36,197,223
	Unrealized depreciation	(10,903,018)
	Net unrealized appreciation	$25,294,205

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2011

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$506,060,769	$152,159,310	$239,011,116	$464,075,786	$377,082,694	$228,843,937
Cash	5,741	4,954	14,736	15,210	–	7,007
Receivables:
Capital stock sold	4,973,806	366,104	26,468,362	2,531,155	1,184,804	950,077
Dividends and interest	929,572	454,437	160,808	244,046	1,173,973	1,284,239
Investment securities sold	43,646	–	–	2,398,039	1,010,316	–
Prepaid expenses	7,823	2,072	4,370	8,045	5,730	4,942
Due from Adviser	–	–	45,500	–	–	–
Total assets	512,021,357	152,986,877	265,704,892	469,272,281	380,457,517	231,090,202
LIABILITIES:
Cash overdraft	–	–	–	–	1,453,010	–
Payables:
Capital stock redeemed	2,276,843	235,050	20,561,627	2,411,667	949,181	603,074
Distributions payable	–	54,975	–	–	–	–
Investment securities purchased	1,468,931	–	4,500,000	–	–	–
Note payable to bank (Note 6)	–	–	–	2,361,000	–	–
Accrued distribution and service plan fees	199,242	88,906	–	176,521	185,184	83,900
Accrued management fees	243,715	39,887	106,991	227,620	182,314	109,239
Accrued transfer agent fees	243,660	43,494	37,935	167,755	112,350	233,805
Other accrued expenses	91,118	50,508	74,116	94,642	63,424	25,241
Total liabilities	4,523,509	512,820	25,280,669	5,439,205	2,945,463	1,055,259
NET ASSETS	$507,497,848	$152,474,057	$240,424,223	$463,833,076	$377,512,054	$230,034,943
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$243,036	$272,506	$2,404,242	$179,051	$147,700	$90,828
Additional paid-in capital	569,207,344	154,914,784	238,019,981	368,904,053	500,639,101	313,244,496
Undistributed (overdistributed) net investment income	(1,913,920)	–	–	1,047,865	(12,730)	1,583,364
Accumulated net realized gains (losses) from investments	(101,484,538)	(4,030,732)	–	1,735,166	(100,858,073)	(123,092,512)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	41,445,926	1,317,499	–	91,966,941	(22,403,944)	38,208,767
Net Assets	$507,497,848	$152,474,057	$240,424,223	$463,833,076	$377,512,054	$230,034,943

*Including:
Cost of investments	$464,609,721	$150,841,811	$239,011,116	$372,131,515	$399,486,638	$190,630,255
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	122,100,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2011

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$235,742,822	$108,954,598		$208,879,025	$377,884,571	$269,626,219	$180,770,400
Shares outstanding	11,139,135	19,472,414		208,879,025	14,337,149	10,557,466	7,143,631
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$21.16	$5.60		$1.00	$26.36	$25.54	$25.31
Maximum offering price per share (100/95.25 of net asset value)†	$22.22	$5.88	$	NA	$27.67	$26.81	$26.57

CLASS B SHARES:
Net assets	$12,227,932	$10,969,753		$15,450,686	$6,482,565	$13,603,691	$4,251,877
Shares outstanding	674,414	1,966,558		15,450,686	289,999	538,425	170,179
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.13	$5.58		$1.00	$22.35	$25.27	$24.98

CLASS C SHARES:
Net assets	$87,674,480	$28,728,522		$13,596,116	$52,858,504	$68,768,044	$26,407,733
Shares outstanding	4,595,067	5,133,556		13,596,116	2,292,346	2,679,379	1,043,288
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$19.08	$5.60		$1.00	$23.06	$25.67	$25.31

CLASS Y SHARES:
Net assets	$171,852,614	$3,821,184		$2,498,396	$26,607,436	$25,514,100	$18,604,933
Shares outstanding	7,894,976	678,065		2,498,396	985,608	994,765	725,673
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$21.77	$5.64		$1.00	$27.00	$25.65	$25.64

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2011

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$11,271,948	$–	$–	$9,741,136	$6,260,900	$6,006,187
Interest	40,754	3,374,849	418,025	1,129	5,032,281	375,989
Total income	11,312,702	3,374,849	418,025	9,742,265	11,293,181	6,382,176

Expenses:
Management fees (Note 3)	3,244,822	454,599	1,346,314	3,004,025	2,447,643	1,497,943
Custodian fees	111,862	47,439	54,240	97,551	69,823	55,959
Transfer agent fees:
Class A	415,510	108,573	137,703	524,264	341,486	482,982
Class B	54,323	27,562	9,324	36,703	38,952	26,746
Class C	189,156	48,459	7,093	121,311	93,960	65,119
Class Y	287,128	6,783	1,311	33,195	36,387	25,360
Audit fees	21,600	18,000	21,600	33,600	22,800	30,000
Legal fees	12,831	3,155	5,500	11,500	9,500	5,746
Accounting fees (Note 3)	8,250	3,000	4,500	8,496	6,750	4,500
Reports to shareholders	128,463	26,092	28,391	92,000	70,828	83,824
Directors’ fees and expenses	69,027	19,782	31,393	63,526	52,521	32,647
Registration and filing fees	98,003	63,597	53,000	71,000	75,000	58,495
Interest expense	–	–	–	15,573	–	–
Excise tax expense (Note 1)	35,385	–	3,537	–	–	–
Miscellaneous	23,405	10,778	10,630	19,411	17,749	13,547
Payments under distribution plan (Note 7):
Class A	599,213	227,642	–	729,861	640,195	453,731
Class B	157,136	116,944	–	89,377	174,260	49,173
Class C	1,020,002	296,164	–	654,193	806,163	277,831
Total expenses	6,476,116	1,478,569	1,714,536	5,605,586	4,904,017	3,163,603
Expenses paid indirectly (Note 4)	(75)	(4)	(6)	(44)	(69)	(25)
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,386,812)	–	–	–
Net expenses	6,476,041	1,478,565	327,718	5,605,542	4,903,948	3,163,578
Net investment income	4,836,661	1,896,284	90,307	4,136,723	6,389,233	3,218,598

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies	61,521,131	585,809	–	61,535,072	20,257,607	51,145,544
Affiliated companies	(7,268,612)	–	–	–	–	–
Foreign currency transactions	47,077	–	–	(57,162)	–	–
Net realized gain	54,299,596	585,809	–	61,477,910	20,257,607	51,145,544
Net change in unrealized appreciation (depreciation)	(82,093,435)	73,821	–	(116,109,422)	(61,472,760)	(31,503,782)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(27,793,839)	659,630	–	(54,631,512)	(41,215,153)	19,641,762
Net increase (decrease) in net assets resulting from operations	$(22,957,178)	$2,555,914	$90,307	$(50,494,789)	$(34,825,920)	$22,860,360

*Net of foreign taxes withheld as follows	$223,893	$–	$–	$128,192	$–	$–

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2011

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$4,836,661	$1,896,284	$90,307	$4,136,723	$6,389,233	$3,218,598
Net realized gain from investments and foreign currency transactions	54,299,596	585,809	–	61,477,910	20,257,607	51,145,544
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(82,093,435)	73,821	–	(116,109,422)	(61,472,760)	(31,503,782)
Net increase (decrease) in net assets resulting from operations	(22,957,178)	2,555,914	90,307	(50,494,789)	(34,825,920)	22,860,360

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(6,337,054)	(2,491,523)	(81,598)	(6,388,858)	(5,120,289)	(2,748,100)
Class B	(210,463)	(170,440)	(4,873)	(30,581)	(118,199)	(8,315)
Class C	(1,644,660)	(449,916)	(3,206)	(365,720)	(658,529)	(134,387)
Class Y	(5,027,724)	(99,765)	(630)	(475,650)	(548,706)	(287,970)
Realized gains from investment transactions:
Class A	–	–	–	(27,473,281)	–	–
Class B	–	–	–	(550,547)	–	–
Class C	–	–	–	(4,350,142)	–	–
Class Y	–	–	–	(1,839,298)	–	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(45,855,705)	(2,713,454)	(80,145,477)	(36,482,593)	(18,194,870)	(81,152,053)
Class B	(6,588,676)	(3,001,545)	(2,216,668)	(3,175,826)	(3,793,692)	(1,833,313)
Class C	(22,767,881)	(5,709,648)	1,728,308	(6,778,300)	(9,441,628)	(5,823,452)
Class Y	2,624,601	427,629	370,963	11,234,734	(2,265,155)	(1,386,906)
Total decrease in net assets	(108,764,740)	(11,652,748)	(80,262,874)	(127,170,851)	(74,966,988)	(70,514,136)

NET ASSETS:
Beginning of year	616,262,588	164,126,805	320,687,097	591,003,927	452,479,042	300,549,079
End of year*	$507,497,848	$152,474,057	$240,424,223	$463,833,076	$377,512,054	$230,034,943

*Including undistributed (overdistributed) net investment income of	$(1,913,920)	$–	$–	$1,047,865	$(12,730)	$1,583,364

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2010

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$5,562,463	$2,722,923	$82,134	$3,925,573	$5,773,611	$3,806,302
Net realized gain (loss) from investments and foreign currency transactions	18,998,033	159,577	–	62,730,045	(9,496,103)	5,309,590
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	45,968,377	(553,611)	–	(1,817,667)	81,342,794	44,423,224
Net increase in net assets resulting from operations	70,528,873	2,328,889	82,134	64,837,951	77,620,302	53,539,116

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(3,786,969)	(2,626,180)	(72,990)	(3,475,871)	(4,498,839)	(3,982,069)
Class B	(90,218)	(271,442)	(4,924)	–	(125,426)	(35,139)
Class C	(670,299)	(709,744)	(3,773)	–	(641,290)	(248,560)
Class Y	(2,178,584)	(99,381)	(447)	(167,814)	(528,827)	(340,772)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(55,569,115)	12,429,430	31,629,598	(148,779,153)	(7,173,917)	(27,677,695)
Class B	(6,075,493)	(2,180,488)	(6,005,721)	(4,314,420)	(4,084,525)	(2,013,551)
Class C	(28,269,427)	(6,003,338)	(6,575,538)	(10,062,569)	(16,368,414)	(4,088,011)
Class Y	88,769,912	405,901	1,996,509	3,934,801	(20,783,071)	(10,384,526)
Total increase (decrease) in net assets	62,658,680	3,273,647	21,044,848	(98,027,075)	23,415,993	4,768,793

NET ASSETS:
Beginning of year	553,603,908	160,853,158	299,642,249	689,031,002	429,063,049	295,780,286
End of year*	$616,262,588	$164,126,805	$320,687,097	$591,003,927	$452,479,042	$300,549,079

*Including undistributed net investment income of	$768,483	$–	$–	$4,165,218	$43,760	$1,543,538

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share.  There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital.  It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as “junk bonds”. The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2011, the value of defaulted securities amounted to $1,250,200 (cost: $9,921,191) or 0.33% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers shares in four classes, Class A, Class B, Class C, and Class Y. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities at a discount of a last traded price, adjusting the value based on changes in an appropriate securities index and applying liquidity discounts, or valuing securities at the last traded price. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days, are valued at market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer discretionary	$59,169,019	$–	$–	$7,536,750	$30,865,690	$–
Consumer staples	61,755,470	–	–	12,866,090	14,714,358	–
Energy	14,782,434	–	–	10,425,856	33,133,332	–
Financials	88,477,340	–	–	381,696,083	41,603,124	212,475,596
Health care	29,510,793	–	–	–	22,365,063	–
Industrials	74,531,463	–	–	–	42,234,445	–
Information technology	102,246,281	–	–	–	15,047,383	–
Materials	20,962,449	–	–	–	18,695,915	–
Telecommunication services	1,255,204	–	–	–	–	–
Utilities	–	–	–	–	14,359,896	–
Total Level 1	452,690,453	–	–	412,524,779	233,019,206	212,475,596

Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	145,441,310	–	–	–	–
Short-term	–	–	116,911,116	–	–	–
Convertible debt securities	–	–	–	–	124,411,275	10,389,653
Corporate debt securities	–	–	–	–	10,265,724	–
Equity securities:
Financials	28,196,550	–	–	43,740,000	751,450	3,229,688
Industrials	–	–	–	–	7,384,839	–
Short-term securities	24,511,000	6,718,000	122,100,000	–	–	2,749,000
Total Level 2	52,707,550	152,159,310	239,011,116	43,740,000	142,813,288	16,368,341

Level 3 – Significant Unobservable
Inputs:
Corporate debt securities	–	–	–	–	1,250,200	–
Equity securities:
Financials	–	–	–	6,346,136	–	–
Materials	662,766	–	–	1,464,871	–	–
Total Level 3	662,766	–	–	7,811,007	1,250,200	–
Total Investments	$506,060,769	$152,159,310	$239,011,116	$464,075,786	$377,082,694	$228,843,937

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund
Investment Securities:
Beginning balance	$–	$2,853,406	$–
Change in unrealized appreciation (depreciation)	(21,219,284)	(12,382,183)	568,575
Cost of purchases	254,417	17,339,784	–
Transfers into Level 3	21,627,633	–	681,625
Ending balance	$662,766	$7,811,007	$1,250,200

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2011 and included in the change in net assets for the year	$(21,219,284)	$(12,382,183)	$568,575

Transfers into Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.  The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required.  Davis Opportunity Fund and Davis Government Money Market Fund incurred a 2010 excise tax liability of $35,385 and $3,537, respectively, during the year ended December 31, 2011. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.  At December 31, 2011, each Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2011 ordinary and capital losses, which are deferred, as follows:

	Capital Loss Carryforwards
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Pre-Enactment Expiring
12/31/2012	$–	$1,243,000	$–	$–	$–
12/31/2013	–	403,000	–	–	–
12/31/2014	–	304,000	–	–	–
12/31/2015	–	136,000	–	–	–
12/31/2016	18,020,000	–	–	–	–
12/31/2017	76,236,000	355,000	–	69,475,000	110,173,000
12/31/2018	–	625,000	–	31,335,000	–
Post-Enactment
Short-term	–	584,000	–	–	–
Long-term	–	128,000	–	–	–
Total	$94,256,000	$3,778,000	$–	$100,810,000	$110,173,000

Utilized in 2011	$51,702,000	$–	$21,148,000	$20,258,000	$51,099,000

	Post October 2011 Ordinary Losses	Post October 2011 Capital Losses
Davis Opportunity Fund	$1,244,000	$–
Davis Government Bond Fund	–	253,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, passive foreign investment company shares, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2011, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $5,700,837, an increase in accumulated net realized losses from investments and foreign currency transactions of $2,968,014, and a decrease in paid in capital of $2,732,823; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,315,360, a decrease in accumulated net realized losses from investment transactions of $812,834, and a decrease in paid in capital of 2,128,194; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $6,733 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2011	$13,219,901	$–	$–	$13,219,901
2010	6,726,070	–	–	6,726,070

Davis Government Bond Fund
2011	3,211,644	–	–	3,211,644
2010	3,706,747	–	–	3,706,747

Davis Government Money Market Fund
2011	90,307	–	–	90,307
2010	82,134	–	–	82,134

Davis Financial Fund
2011	7,260,809	34,213,268	–	41,474,077
2010	3,643,685	–	–	3,643,685

Davis Appreciation & Income Fund
2011	6,445,723	–	–	6,445,723
2010	5,794,382	–	–	5,794,382

Davis Real Estate Fund
2011	3,178,772	–	–	3,178,772
2010	4,606,540	–	–	4,606,540

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$–	$6,236	$1,072,480	$5,565	$1,595,793
Accumulated net investment loss	(1,243,924)	–	–	–	–
Accumulated net realized losses from investments and foreign currency transactions	(94,255,974)	(4,030,734)	–	(100,810,096)	(110,173,034)
Undistributed long-term capital gain	–	–	7,077,921	–	–
Net unrealized appreciation (depreciation) on investments	33,571,269	1,317,499	86,624,188	(22,451,923)	25,289,290
Total	$(61,928,629)	$(2,706,999)	$94,774,589	$(123,256,454)	$(83,287,951)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate a fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2011, unfunded capital commitments in Davis Financial Fund amounted to $7,581,308.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$300,232,942	$71,728,505	$66,296,176	$86,045,983	$175,108,415
Proceeds of sales	360,770,037	39,132,685	136,832,600	113,732,289	250,461,338

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million. The Adviser agrees to waive some or all of its advisory fees and to reimburse expenses to the extent necessary so that Davis Government Money Market Fund’s investment income will not be less than zero until May 1, 2012. During the year ended December 31, 2011, such waivers and reimbursements amounted to $1,386,812. The Adviser may recoup from Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the management fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs.  The operating expenses which may potentially be reimbursed shall not begin to accrue until July 1, 2012.  Any potential recovery is limited to an amount such that (i) net investment income will not be less then zero for any class of shares; and (ii) may not exceed 0.10% of net assets in any calendar year.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended December 31, 2011 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $37,449, $12,192, $14,113, $61,111, $46,974, and $35,461, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended December 31, 2011 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $8,250, $3,000, $4,500, $8,496, $6,750, and $4,500, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $75, $4, $6, $44, $69, and $25 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2011.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

Class A	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,272,877	7,983,882	459,559,535	1,672,284	2,248,636	821,956
Shares issued in reinvestment of distributions	279,998	422,698	81,089	858,270	148,617	94,427
	1,552,875	8,406,580	459,640,624	2,530,554	2,397,253	916,383
Shares redeemed	(3,564,684)	(8,896,672)	(539,786,101)	(3,555,475)	(3,138,743)	(4,310,475)
Net decrease	(2,011,809)	(490,092)	(80,145,477)	(1,024,921)	(741,490)	(3,394,092)

Proceeds from shares sold	$28,255,228	$44,825,388	$459,559,535	$51,349,444	$64,008,109	$20,133,972
Proceeds from shares issued in reinvestment of distributions	5,879,961	2,372,327	81,089	22,383,679	3,962,511	2,310,049
	34,135,189	47,197,715	459,640,624	73,733,123	67,970,620	22,444,021
Cost of shares redeemed	(79,990,894)	(49,911,169)	(539,786,101)	(110,215,716)	(86,165,490)	(103,596,074)
Net decrease	$(45,855,705)	$(2,713,454)	$(80,145,477)	$(36,482,593)	$(18,194,870)	$(81,152,053)

Class A	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,536,876	12,274,253	493,101,326	2,297,399	2,385,567	1,432,227
Shares issued in reinvestment of distributions	167,725	431,947	71,770	77,720	133,215	157,969
	1,704,601	12,706,200	493,173,096	2,375,119	2,518,782	1,590,196
Shares redeemed*	(4,483,484)	(10,516,292)	(461,543,498)	(7,341,103)	(2,840,848)	(2,873,564)
Net increase (decrease)	(2,778,883)	2,189,908	31,629,598	(4,965,984)	(322,066)	(1,283,368)

Proceeds from shares sold	$31,137,838	$69,518,698	$493,101,326	$68,223,609	$60,264,692	$30,834,017
Proceeds from shares issued in reinvestment of distributions	3,549,074	2,448,085	71,770	2,388,330	3,442,223	3,462,309
	34,686,912	71,966,783	493,173,096	70,611,939	63,706,915	34,296,326
Cost of shares redeemed*	(90,256,027)	(59,537,353)	(461,543,498)	(219,391,092)	(70,880,832)	(61,974,021)
Net increase (decrease)	$(55,569,115)	$12,429,430	$31,629,598	$(148,779,153)	$(7,173,917)	$(27,677,695)

* Includes a redemption as a result of an in-kind transfer of securities for Davis Financial Fund (see Note 9 of the Notes to Financial Statements).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	39,326	736,725	4,014,015	28,244	137,843	36,744
Shares issued in reinvestment of distributions	11,142	26,095	4,625	25,037	3,966	316
	50,468	762,820	4,018,640	53,281	141,809	37,060
Shares redeemed	(389,327)	(1,300,062)	(6,235,308)	(170,423)	(281,995)	(111,459)
Net decrease	(338,859)	(537,242)	(2,216,668)	(117,142)	(140,186)	(74,399)

Proceeds from shares sold	$746,599	$4,125,563	$4,014,015	$771,726	$3,873,026	$884,158
Proceeds from shares issued in reinvestment of distributions	200,450	146,050	4,625	554,064	103,051	7,570
	947,049	4,271,613	4,018,640	1,325,790	3,976,077	891,728
Cost of shares redeemed	(7,535,725)	(7,273,158)	(6,235,308)	(4,501,616)	(7,769,769)	(2,725,041)
Net decrease	$(6,588,676)	$(3,001,545)	$(2,216,668)	$(3,175,826)	$(3,793,692)	$(1,833,313)

Class B	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	62,276	1,018,359	4,889,548	42,243	139,161	36,478
Shares issued in reinvestment of distributions	4,693	39,926	4,678	–	4,308	1,462
	66,969	1,058,285	4,894,226	42,243	143,469	37,940
Shares redeemed	(420,574)	(1,445,708)	(10,899,947)	(215,943)	(309,443)	(131,822)
Net decrease	(353,605)	(387,423)	(6,005,721)	(173,700)	(165,974)	(93,882)

Proceeds from shares sold	$1,072,598	$5,756,229	$4,889,548	$1,069,703	$3,512,920	$792,262
Proceeds from shares issued in reinvestment of distributions	85,136	225,675	4,678	–	110,998	31,502
	1,157,734	5,981,904	4,894,226	1,069,703	3,623,918	823,764
Cost of shares redeemed	(7,233,227)	(8,162,392)	(10,899,947)	(5,384,123)	(7,708,443)	(2,837,315)
Net decrease	$(6,075,493)	$(2,180,488)	$(6,005,721)	$(4,314,420)	$(4,084,525)	$(2,013,551)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	216,426	1,826,413	12,133,901	342,475	392,251	90,891
Shares issued in reinvestment of distributions	82,522	69,236	3,010	195,375	23,017	5,318
	298,948	1,895,649	12,136,911	537,850	415,268	96,209
Shares redeemed	(1,417,564)	(2,915,948)	(10,408,603)	(774,974)	(763,404)	(337,304)
Net increase (decrease)	(1,118,616)	(1,020,299)	1,728,308	(237,124)	(348,136)	(241,095)

Proceeds from shares sold	$4,318,363	$10,261,979	$12,133,901	$9,517,299	$10,978,346	$2,238,645
Proceeds from shares issued in reinvestment of distributions	1,562,150	388,653	3,010	4,458,451	608,181	129,366
	5,880,513	10,650,632	12,136,911	13,975,750	11,586,527	2,368,011
Cost of shares redeemed	(28,648,394)	(16,360,280)	(10,408,603)	(20,754,050)	(21,028,155)	(8,191,463)
Net increase (decrease)	$(22,767,881)	$(5,709,648)	$1,728,308	$(6,778,300)	$(9,441,628)	$(5,823,452)

Class C	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	318,727	2,832,791	7,393,271	384,075	394,449	176,276
Shares issued in reinvestment of distributions	33,520	108,367	3,619	–	22,695	10,699
	352,247	2,941,158	7,396,890	384,075	417,144	186,975
Shares redeemed	(1,928,119)	(4,005,937)	(13,972,428)	(784,085)	(1,074,125)	(378,573)
Net decrease	(1,575,872)	(1,064,779)	(6,575,538)	(400,010)	(656,981)	(191,598)

Proceeds from shares sold	$5,867,026	$16,070,333	$7,393,271	$10,055,476	$10,051,523	$3,843,946
Proceeds from shares issued in reinvestment of distributions	639,573	614,427	3,619	–	592,560	234,328
	6,506,599	16,684,760	7,396,890	10,055,476	10,644,083	4,078,274
Cost of shares redeemed	(34,776,026)	(22,688,098)	(13,972,428)	(20,118,045)	(27,012,497)	(8,166,285)
Net decrease	$(28,269,427)	$(6,003,338)	$(6,575,538)	$(10,062,569)	$(16,368,414)	$(4,088,011)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	6,361,278	907,893	1,225,124	609,801	462,903	177,140
Shares issued in reinvestment of distributions	225,999	16,662	630	84,297	19,011	11,384
	6,587,277	924,555	1,225,754	694,098	481,914	188,524
Shares redeemed	(6,596,097)	(850,243)	(854,791)	(354,708)	(581,862)	(243,798)
Net increase (decrease)	(8,820)	74,312	370,963	339,390	(99,948)	(55,274)

Proceeds from shares sold	$148,508,858	$5,137,234	$1,225,124	$20,076,520	$13,481,404	$4,400,140
Proceeds from shares issued in reinvestment of distributions	4,879,322	94,181	630	2,250,738	509,190	280,218
	153,388,180	5,231,415	1,225,754	22,327,258	13,990,594	4,680,358
Cost of shares redeemed	(150,763,579)	(4,803,786)	(854,791)	(11,092,524)	(16,255,749)	(6,067,264)
Net increase (decrease)	$2,624,601	$427,629	$370,963	$11,234,734	$(2,265,155)	$(1,386,906)

Class Y	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	6,734,815	1,177,828	2,468,855	554,282	533,653	394,630
Shares issued in reinvestment of distributions	95,890	16,014	447	4,859	19,052	14,942
	6,830,705	1,193,842	2,469,302	559,141	552,705	409,572
Shares redeemed*	(2,714,820)	(1,121,822)	(472,793)	(439,318)	(1,395,096)	(922,977)
Net increase (decrease)	4,115,885	72,020	1,996,509	119,823	(842,391)	(513,405)

Proceeds from shares sold	$143,906,979	$6,718,043	$2,468,855	$16,501,316	$13,351,234	$8,481,571
Proceeds from shares issued in reinvestment of distributions	2,087,506	91,412	447	152,674	491,768	332,033
	145,994,485	6,809,455	2,469,302	16,653,990	13,843,002	8,813,604
Cost of shares redeemed*	(57,224,573)	(6,403,554)	(472,793)	(12,719,189)	(34,626,073)	(19,198,130)
Net increase (decrease)	$88,769,912	$405,901	$1,996,509	$3,934,801	$(20,783,071)	$(10,384,526)

* Includes a redemption as a result of an in-kind transfer of securities for Davis Appreciation & Income Fund (see Note 9 of the Notes to Financial Statements).

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. At December 31, 2011, Davis Financial Fund had borrowings outstanding of $2,361,000.  During the year ended December 31, 2011, the average daily loan balance was $1,102,888 at an average interest rate of 1.40%. Davis Financial Fund had gross borrowings of $65,582,000 and gross repayments of $63,221,000 during the year ended December 31, 2011. The maximum amount of borrowings outstanding at any month end was $2,361,000 during the year ended December 31, 2011. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2011.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

Davis Distributors, LLC, the Funds’ Underwriter (“Underwriter” or “Distributor”) received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Underwriter and the remaining was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.

	Year ended December 31, 2011
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Commissions retained by Underwriter	$16,940	$6,233	$50,912	$25,035	$10,337
Commissions re-allowed to investment dealers	93,320	39,933	198,888	133,931	62,404
Total commissions earned on sales of Class A shares	$110,260	$46,166	$249,800	$158,966	$72,741

Class A service fee	$599,213	$227,642	$729,861	$640,195	$453,731

Class B Shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class B shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Funds pay the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

Commission advances by the Distributor on the sale of Class B shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

	Year ended December 31, 2011
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$118,165	$88,032	$67,592	$130,874	$37,097
Service fees	38,971	28,912	21,785	43,386	12,076
Commission advances by the Distributor
on the sale of Class B shares	10,081	26,565	19,836	53,825	15,132
Contingent deferred sales charges received by the
Distributor from Class B shares	30,236	40,197	27,386	55,510	6,418

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class C Shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class C shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The Funds pay the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

Commission advances by the Distributor on the sale of Class C shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon redemption of certain Class C shares of the Funds within the first year of the original purchase.

Year ended December 31, 2011
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$765,001	$222,123	$490,645	$604,622	$208,373
Service fees	255,001	74,041	163,548	201,541	69,458
Commission advances by the Distributor
on the sale of Class C shares	21,141	9,021	78,418	48,184	11,991
Contingent deferred sales charges received by the
Distributor from Class C shares	2,324	4,882	14,339	7,219	2,818

Davis Government Money Market Fund - All classes of shares of Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 8 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in Davis Opportunity Fund amounted to $28,196,550 or 5.55% of the Fund’s net assets as of December 31, 2011. The aggregate value of restricted securities in Davis Financial Fund amounted to $51,893,016 or 11.19% of the Fund’s net assets as of December 31, 2011.

Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Shares/Units	Cost per Share/Unit	Valuation per Share/Unit as of December 31, 2011
Davis Opportunity
Fund	Oaktree Capital Group LLC, Class A	05/21/07	626,590	$25.72	$45.00

Davis Financial
Fund	Oaktree Capital Group LLC, Class A	05/21/07	972,000	$21.03	$45.00

Davis Financial
Fund	RHJ International, 144A	06/04/07	396,550	$19.64	$4.56

Davis Financial
Fund	SKBHC Holdings LLC	11/08/10	1,604	$4,867.13	$3,957.09

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 9 - IN-KIND REDEMPTION

During the year ended December 31, 2010, Davis Financial Fund Class A shareholders redeemed 2,565,515 shares in exchange for portfolio securities valued at $80,121,022.  Davis Financial Fund realized a gain of $32,752,484.

During the year ended December 31, 2010, Davis Appreciation & Income Fund Class Y shareholders redeemed 863,798 shares in exchange for portfolio securities valued at $21,232,149.  Davis Appreciation & Income Fund realized a gain of $2,364,890.

These gains were not taxable to the Funds for federal income tax purposes.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income(Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2011	$22.57	$0.20d	$(1.02)	$(0.82)
Year ended December 31, 2010	$20.08	$0.24d	$2.54	$2.78
Year ended December 31, 2009	$13.92	$0.09d	$6.15	$6.24
Year ended December 31, 2008	$25.19	$0.09d	$(11.35)	$(11.26)
Year ended December 31, 2007	$27.52	$0.05d	$(0.43)	$(0.38)
Davis Opportunity Fund Class B:
Year ended December 31, 2011	$19.34	$(0.01)d	$(0.88)	$(0.89)
Year ended December 31, 2010	$17.21	$0.05d	$2.17	$2.22
Year ended December 31, 2009	$12.00	$(0.05)d	$5.26	$5.21
Year ended December 31, 2008	$21.89	$(0.07)d	$(9.82)	$(9.89)
Year ended December 31, 2007	$24.17	$(0.15)d	$(0.36)	$(0.51)
Davis Opportunity Fund Class C:
Year ended December 31, 2011	$20.34	$0.02d	$(0.92)	$(0.90)
Year ended December 31, 2010	$18.10	$0.07d	$2.29	$2.36
Year ended December 31, 2009	$12.60	$(0.03)d	$5.53	$5.50
Year ended December 31, 2008	$22.97	$(0.05)d	$(10.32)	$(10.37)
Year ended December 31, 2007	$25.27	$(0.15)d	$(0.38)	$(0.53)
Davis Opportunity Fund Class Y:
Year ended December 31, 2011	$23.22	$0.27d	$(1.06)	$(0.79)
Year ended December 31, 2010	$20.65	$0.30d	$2.63	$2.93
Year ended December 31, 2009	$14.31	$0.15d	$6.33	$6.48
Year ended December 31, 2008	$25.94	$0.17d	$(11.73)	$(11.56)
Year ended December 31, 2007	$28.29	$0.13d	$(0.44)	$(0.31)
Davis Government Bond Fund Class A:
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Year ended December 31, 2010	$5.66	$0.15	$(0.04)	$0.11
Year ended December 31, 2009	$5.65	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.60	$0.19	$0.05	$0.24
Year ended December 31, 2007	$5.52	$0.21	$0.08	$0.29
Davis Government Bond Fund Class B:
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.65	$0.10	$(0.05)	$0.05
Year ended December 31, 2009	$5.64	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.58	$0.15	$0.06	$0.21
Year ended December 31, 2007	$5.51	$0.17	$0.07	$0.24
Davis Government Bond Fund Class C:
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.66	$0.10	$(0.04)	$0.06
Year ended December 31, 2009	$5.65	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.60	$0.15	$0.05	$0.20
Year ended December 31, 2007	$5.52	$0.17	$0.08	$0.25

Financial Highlights

Dividends and Distributions	Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%
$(0.29)	$–	$–	$(0.29)	$22.57	13.92%e	$296,880	1.05%	1.05%	1.18%	24%
$(0.08)	$–	$–	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24%
$–	$–	$(0.01)	$(0.01)	$13.92	(44.71)%	$266,525	1.15%	1.15%	0.47%	29%
$(0.18)	$(1.77)	$–	$(1.95)	$25.19	(1.42)%	$676,995	1.06%	1.06%	0.16%	37%

$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%
$(0.09)	$–	$–	$(0.09)	$19.34	12.91%e	$19,593	1.99%	1.99%	0.24%	24%
$–	$–	$–	$–	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24%
$–	$–	$–	$–	$12.00	(45.18)%	$21,951	2.00%	2.00%	(0.38)%	29%
$–	$(1.77)	$–	$(1.77)	$21.89	(2.15)%	$60,386	1.85%	1.85%	(0.63)%	37%

$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%
$(0.12)	$–	$–	$(0.12)	$20.34	13.06%e	$116,235	1.84%	1.84%	0.39%	24%
$–	$–	$–	$–	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24%
$–	$–	$–	$–	$12.60	(45.15)%	$119,676	1.91%	1.91%	(0.29)%	29%
$–	$(1.77)	$–	$(1.77)	$22.97	(2.14)%	$287,054	1.81%	1.81%	(0.59)%	37%

$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%
$(0.36)	$–	$–	$(0.36)	$23.22	14.31%e	$183,554	0.75%	0.75%	1.48%	24%
$(0.14)	$–	$–	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24%
$–	$–	$(0.07)	$(0.07)	$14.31	(44.54)%	$42,119	0.85%	0.85%	0.77%	29%
$(0.27)	$(1.77)	$–	$(2.04)	$25.94	(1.13)%	$78,537	0.78%	0.78%	0.44%	37%

$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%
$(0.15)	$–	$–	$(0.15)	$5.62	1.95%	$112,118	0.75%	0.75%	2.00%	33%
$(0.18)	$–	$–	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	48%
$(0.19)	$–	$–	$(0.19)	$5.65	4.38%	$91,852	0.87%	0.87%	3.29%	67%
$(0.21)	$–	$–	$(0.21)	$5.60	5.45%	$27,224	1.03%	1.03%	3.95%	60%

$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%
$(0.10)	$–	$–	$(0.10)	$5.60	0.84%	$14,021	1.65%	1.65%	1.10%	33%
$(0.13)	$–	$–	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	48%
$(0.15)	$–	$–	$(0.15)	$5.64	3.77%	$16,442	1.69%	1.69%	2.47%	67%
$(0.17)	$–	$–	$(0.17)	$5.58	4.49%	$10,402	1.77%	1.77%	3.21%	60%

$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%
$(0.10)	$–	$–	$(0.10)	$5.62	1.10%	$34,572	1.56%	1.56%	1.19%	33%
$(0.13)	$–	$–	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	48%
$(0.15)	$–	$–	$(0.15)	$5.65	3.63%	$39,261	1.63%	1.63%	2.53%	67%
$(0.17)	$–	$–	$(0.17)	$5.60	4.66%	$14,754	1.75%	1.75%	3.23%	60%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Year ended December 31, 2010	$5.70	$0.16	$(0.04)	$0.12
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.64	$0.20	$0.05	$0.25
Year ended December 31, 2007	$5.57	$0.22	$0.07	$0.29
Davis Government Money Market Fund Class A, B, C, & Y:
Year ended December 31, 2011	$1.000	$–f	$–	$–f
Year ended December 31, 2010	$1.000	$–f	$–	$–f
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Year ended December 31, 2008	$1.000	$0.022	$–	$0.022
Year ended December 31, 2007	$1.000	$0.046	$–	$0.046
Davis Financial Fund Class A:
Year ended December 31, 2011	$31.76	$0.27d	$(3.17)	$(2.90)
Year ended December 31, 2010	$28.76	$0.23d	$3.00	$3.23
Year ended December 31, 2009	$19.72	$0.12d	$8.96	$9.08
Year ended December 31, 2008	$40.71	$0.16d	$(19.02)	$(18.86)
Year ended December 31, 2007	$47.48	$0.20	$(2.56)	$(2.36)
Davis Financial Fund Class B:
Year ended December 31, 2011	$27.27	$(0.06)d	$(2.72)	$(2.78)
Year ended December 31, 2010	$24.79	$(0.08)d	$2.56	$2.48
Year ended December 31, 2009	$17.17	$(0.11)d	$7.73	$7.62
Year ended December 31, 2008	$36.03	$(0.14)d	$(16.75)	$(16.89)
Year ended December 31, 2007	$42.82	$(0.20)d	$(2.28)	$(2.48)
Davis Financial Fund Class C:
Year ended December 31, 2011	$28.05	$(0.01)d	$(2.78)	$(2.79)
Year ended December 31, 2010	$25.44	$(0.03)d	$2.64	$2.61
Year ended December 31, 2009	$17.58	$(0.08)d	$7.94	$7.86
Year ended December 31, 2008	$36.77	$(0.11)d	$(17.11)	$(17.22)
Year ended December 31, 2007	$43.58	$(0.18)d	$(2.32)	$(2.50)
Davis Financial Fund Class Y:
Year ended December 31, 2011	$32.48	$0.30d	$(3.22)	$(2.92)
Year ended December 31, 2010	$29.40	$0.25d	$3.09	$3.34
Year ended December 31, 2009	$20.16	$0.14d	$9.16	$9.30
Year ended December 31, 2008	$41.57	$0.20d	$(19.44)	$(19.24)
Year ended December 31, 2007	$48.38	$0.28	$(2.61)	$(2.33)
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2011	$28.08	$0.45d	$(2.53)	$(2.08)
Year ended December 31, 2010	$23.70	$0.40d	$4.38	$4.78
Year ended December 31, 2009	$16.15	$0.38d	$7.58	$7.96
Year ended December 31, 2008	$28.21	$0.54d	$(12.06)	$(11.52)
Year ended December 31, 2007	$29.71	$0.61	$(0.18)	$0.43

Financial Highlights – (Continued)

Dividends and Distributions	Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%
$(0.16)	$–	$–	$(0.16)	$5.66	2.11%	$3,416	0.58%	0.58%	2.17%	33%
$(0.18)	$–	$–	$(0.18)	$5.70	3.44%	$3,032	0.64%	0.64%	2.86%	48%
$(0.20)	$–	$–	$(0.20)	$5.69	4.43%	$1,626	0.82%	0.82%	3.34%	67%
$(0.22)	$–	$–	$(0.22)	$5.64	5.32%	$410	0.99%	0.99%	3.99%	60%

$–f	$–	$–	$–f	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$–f	$–	$–	$–f	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$–	$–	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$–	$–	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA
$(0.046)	$–	$–	$(0.046)	$1.000	4.69%	$596,446	0.55%	0.55%	4.59%	NA

$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%
$(0.23)	$–	$–	$(0.23)	$31.76	11.25%	$487,948	0.95%	0.95%	0.79%	2%
$(0.04)	$–	$–	$(0.04)	$28.76	46.02%g	$584,626	1.05%	1.05%	0.51%	9%
$(0.16)	$(1.97)	$–	$(2.13)	$19.72	(45.62)%	$425,854	1.06%	1.06%	0.50%	9%
$(0.10)	$(4.31)	$–	$(4.41)	$40.71	(5.31)%	$740,235	0.97%	0.97%	0.44%	15%

$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%
$–	$–	$–	$–	$27.27	10.00%	$11,103	2.07%	2.07%	(0.33)%	2%
$–	$–	$–	$–	$24.79	44.38%g	$14,397	2.19%	2.19%	(0.63)%	9%
$–	$(1.97)	$–	$(1.97)	$17.17	(46.13)%	$14,236	2.08%	2.08%	(0.52)%	9%
$–	$(4.31)	$–	$(4.31)	$36.03	(6.17)%	$50,341	1.87%	1.87%	(0.46)%	15%

$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%
$–	$–	$–	$–	$28.05	10.26%	$70,964	1.86%	1.86%	(0.12)%	2%
$–	$–	$–	$–	$25.44	44.71%g	$74,530	1.95%	1.95%	(0.39)%	9%
$–	$(1.97)	$–	$(1.97)	$17.58	(46.09)%	$58,474	1.94%	1.94%	(0.38)%	9%
$–	$(4.31)	$–	$(4.31)	$36.77	(6.10)%	$87,216	1.83%	1.83%	(0.42)%	15%

$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%
$(0.26)	$–	$–	$(0.26)	$32.48	11.37%	$20,989	0.86%	0.86%	0.88%	2%
$(0.06)	$–	$–	$(0.06)	$29.40	46.13%g	$15,478	0.95%	0.95%	0.61%	9%
$(0.20)	$(1.97)	$–	$(2.17)	$20.16	(45.56)%	$8,958	0.97%	0.97%	0.59%	9%
$(0.17)	$(4.31)	$–	$(4.48)	$41.57	(5.15)%	$8,844	0.84%	0.84%	0.57%	15%

$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%
$(0.40)	$–	$–	$(0.40)	$28.08	20.34%	$317,324	0.94%	0.94%	1.58%	20%
$(0.41)	$–	$–	$(0.41)	$23.70	49.68%	$275,411	1.06%	1.06%	1.98%	15%
$(0.54)	$–	$–	$(0.54)	$16.15	(41.43)%	$227,940	1.07%	1.07%	2.24%	28%
$(0.60)	$(1.33)	$–	$(1.93)	$28.21	1.30%	$567,728	1.01%	1.01%	2.04%	23%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2011	$27.78	$0.19d	$(2.49)	$(2.30)
Year ended December 31, 2010	$23.44	$0.16d	$4.35	$4.51
Year ended December 31, 2009	$15.98	$0.20d	$7.49	$7.69
Year ended December 31, 2008	$27.90	$0.33d	$(11.92)	$(11.59)
Year ended December 31, 2007	$29.40	$0.38d	$(0.21)	$0.17
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2011	$28.22	$0.22d	$(2.53)	$(2.31)
Year ended December 31, 2010	$23.81	$0.19d	$4.42	$4.61
Year ended December 31, 2009	$16.24	$0.23d	$7.59	$7.82
Year ended December 31, 2008	$28.34	$0.35d	$(12.10)	$(11.75)
Year ended December 31, 2007	$29.84	$0.38d	$(0.20)	$0.18
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2011	$28.21	$0.51d	$(2.55)	$(2.04)
Year ended December 31, 2010	$23.80	$0.44d	$4.43	$4.87
Year ended December 31, 2009	$16.22	$0.44d	$7.60	$8.04
Year ended December 31, 2008	$28.33	$0.61d	$(12.11)	$(11.50)
Year ended December 31, 2007	$29.84	$0.72d	$(0.22)	$0.50
Davis Real Estate Fund Class A:
Year ended December 31, 2011	$23.38	$0.31d	$1.94	$2.25
Year ended December 31, 2010	$19.79	$0.30d	$3.65	$3.95
Year ended December 31, 2009	$15.29	$0.39d	$4.35	$4.74
Year ended December 31, 2008	$30.50	$0.42d	$(14.70)	$(14.28)
Year ended December 31, 2007	$46.42	$0.81d	$(7.45)	$(6.64)
Davis Real Estate Fund Class B:
Year ended December 31, 2011	$23.08	$0.03d	$1.91	$1.94
Year ended December 31, 2010	$19.55	$0.08d	$3.57	$3.65
Year ended December 31, 2009	$15.13	$0.22d	$4.32	$4.54
Year ended December 31, 2008	$30.29	$0.21d	$(14.63)	$(14.42)
Year ended December 31, 2007	$46.16	$0.53d	$(7.46)	$(6.93)
Davis Real Estate Fund Class C:
Year ended December 31, 2011	$23.38	$0.10d	$1.95	$2.05
Year ended December 31, 2010	$19.80	$0.12d	$3.64	$3.76
Year ended December 31, 2009	$15.32	$0.27d	$4.36	$4.63
Year ended December 31, 2008	$30.63	$0.24d	$(14.79)	$(14.55)
Year ended December 31, 2007	$46.56	$0.52d	$(7.50)	$(6.98)
Davis Real Estate Fund Class Y:
Year ended December 31, 2011	$23.69	$0.36d	$1.98	$2.34
Year ended December 31, 2010	$20.05	$0.33d	$3.75	$4.08
Year ended December 31, 2009	$15.46	$0.46d	$4.41	$4.87
Year ended December 31, 2008	$30.82	$0.50d	$(14.85)	$(14.35)
Year ended December 31, 2007	$46.81	$0.92d	$(7.47)	$(6.55)
a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions	Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%
$(0.17)	$–	$–	$(0.17)	$27.78	19.31%	$18,850	1.85%	1.85%	0.67%	20%
$(0.23)	$–	$–	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15%
$(0.33)	$–	$–	$(0.33)	$15.98	(41.92)%	$16,891	1.93%	1.93%	1.38%	28%
$(0.34)	$(1.33)	$–	$(1.67)	$27.90	0.46%	$44,099	1.84%	1.84%	1.21%	23%

$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%
$(0.20)	$–	$–	$(0.20)	$28.22	19.43%	$85,427	1.76%	1.76%	0.76%	20%
$(0.25)	$–	$–	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15%
$(0.35)	$–	$–	$(0.35)	$16.24	(41.85)%	$79,699	1.87%	1.87%	1.44%	28%
$(0.35)	$(1.33)	$–	$(1.68)	$28.34	0.50%	$169,456	1.80%	1.80%	1.25%	23%

$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%
$(0.46)	$–	$–	$(0.46)	$28.21	20.66%	$30,878	0.73%	0.73%	1.79%	20%
$(0.46)	$–	$–	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15%
$(0.61)	$–	$–	$(0.61)	$16.22	(41.25)%	$49,314	0.79%	0.79%	2.52%	28%
$(0.68)	$(1.33)	$–	$(2.01)	$28.33	1.55%	$105,327	0.75%	0.74%	2.31%	23%

$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%
$(0.36)	$–	$–	$(0.36)	$23.38	20.09%	$246,372	1.11%	1.11%	1.36%	43%
$(0.24)	$–	$–	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	64%
$(0.09)	$(0.51)	$(0.33)	$(0.93)	$15.29	(46.89)%	$202,878	1.23%	1.23%	1.62%	44%
$(0.58)	$(8.70)	$–	$(9.28)	$30.50	(14.87)%	$460,644	1.08%	1.08%	1.84%	46%

$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%
$(0.12)	$–	$–	$(0.12)	$23.08	18.73%	$5,645	2.20%	2.20%	0.27%	43%
$(0.12)	$–	$–	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	64%
$(0.05)	$(0.51)	$(0.18)	$(0.74)	$15.13	(47.41)%	$7,581	2.13%	2.13%	0.72%	44%
$(0.24)	$(8.70)	$–	$(8.94)	$30.29	(15.52)%	$24,872	1.87%	1.87%	1.05%	46%

$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%
$(0.18)	$–	$–	$(0.18)	$23.38	19.07%	$30,034	1.92%	1.92%	0.55%	43%
$(0.15)	$–	$–	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	64%
$(0.05)	$(0.51)	$(0.20)	$(0.76)	$15.32	(47.33)%	$28,789	2.00%	2.00%	0.85%	44%
$(0.25)	$(8.70)	$–	$(8.95)	$30.63	(15.48)%	$73,594	1.84%	1.84%	1.08%	46%

$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%
$(0.44)	$–	$–	$(0.44)	$23.69	20.52%	$18,498	0.77%	0.77%	1.70%	43%
$(0.28)	$–	$–	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	64%
$(0.10)	$(0.51)	$(0.40)	$(1.01)	$15.46	(46.75)%	$29,282	0.89%	0.89%	1.96%	44%
$(0.74)	$(8.70)	$–	$(9.44)	$30.82	(14.58)%	$57,995	0.75%	0.75%	2.17%	46%
e
Davis Opportunity Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

f	Less than $0.0005 per share.
g
Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance, adding approximately 1% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of the Davis Series, Inc.), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 23, 2012

DAVIS SERIES, INC.	Fund Information

Federal Income Tax Information (Unaudited)

In early 2012, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2011. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2011 with their 2011 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2011, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$13,219,901	$7,260,809	$6,445,723	$3,178,772
Income qualifying for corporate dividends-received deduction	$9,591,894	$7,260,809	$5,258,878	$168,881
	73%	100%	82%	5%
Qualified dividend income	$12,532,357	$7,260,809	$5,696,389	$191,263
	95%	100%	88%	6%
Long-term capital gain distributions	$–	$34,213,268	$–	$–

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q and Form N-MFP

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP.  The Funds’ Form N-Q and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, or on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director (Retired 12/31/11)	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

Supplement dated March 2, 2012
To
DAVIS SERIES, INC.
Statutory Prospectus
Dated May 1, 2011

As of March 2, 2012 Charles Cavanaugh resigned from Davis Selected Advisers, L.P. Accordingly, Mr. Cavanaugh no longer serves as a portfolio manager of Davis Financial Fund. Kenneth Feinberg will continue to serve as Davis Financial Fund’s portfolio manager.

The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary for Davis Financial Fund has been amended and restated as below.

Portfolio Manager

	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Kenneth Feinberg	Since May 1997	Vice President Davis Selected Advisers-NY, Inc.

The section of the statutory prospectus entitled “Portfolio Managers” relating to Davis Financial Fund has been amended and restated as below.

Portfolio Managers

Davis Financial Fund

•
Kenneth Feinberg has served as a Portfolio Manager of Davis Financial Fund since May 1997, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2011 and December 31, 2010 were $147,600 and $147,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2011 and December 31, 2010 were $38,720 and $37,539, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independentt accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2011 and December 31, 2010.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 9, 2012

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 9, 2012